Supplemental Information
Fourth Quarter 2015

This information is preliminary and based on company data available at the time of the earnings presentation. It speaks only as of the particular date or dates included in the accompanying pages. Bank of America does not undertake an obligation to, and disclaims any duty to, update any of the information provided. Any forward-looking statements in this information are subject to the forward-looking language contained in Bank of America's reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which are available at the SEC's website (www.sec.gov) or at Bank of America's website (www.bankofamerica.com). Bank of America's future financial performance is subject to risks and uncertainties as described in its SEC filings.

Bank of America Corporation and Subsidiaries
Consolidated Financial Highlights
(Dollars in millions, except per share information; shares in thousands)
	Year Ended December 31		Fourth Quarter 2015	Third Quarter 2015	Second Quarter 2015	First Quarter 2015	Fourth Quarter 2014
	2015	2014
Income statement
Net interest income	$39,251	$39,952	$9,801	$9,511	$10,488	$9,451	$9,635
Noninterest income	43,256	44,295	9,727	10,870	11,328	11,331	9,090
Total revenue, net of interest expense	82,507	84,247	19,528	20,381	21,816	20,782	18,725
Provision for credit losses	3,161	2,275	810	806	780	765	219
Noninterest expense	57,192	75,117	13,871	13,808	13,818	15,695	14,196
Income tax expense	6,266	2,022	1,511	1,446	2,084	1,225	1,260
Net income	15,888	4,833	3,336	4,321	5,134	3,097	3,050
Preferred stock dividends	1,483	1,044	330	441	330	382	312
Net income applicable to common shareholders	14,405	3,789	3,006	3,880	4,804	2,715	2,738
Diluted earnings per common share	1.31	0.36	0.28	0.35	0.43	0.25	0.25
Average diluted common shares issued and outstanding	11,213,992	10,584,535	11,153,169	11,197,203	11,238,060	11,266,511	11,273,773
Dividends paid per common share	$0.20	$0.12	$0.05	$0.05	$0.05	$0.05	$0.05

Performance ratios
Return on average assets	0.74%	0.23%	0.61%	0.79%	0.96%	0.59%	0.57%
Return on average common shareholders' equity	6.26	1.70	5.08	6.65	8.42	4.88	4.84
Return on average tangible common shareholders' equity (1)	9.11	2.52	7.32	9.65	12.31	7.19	7.15
Return on average tangible shareholders' equity (1)	8.83	2.92	7.15	9.43	11.51	7.24	7.08

At period end
Book value per share of common stock	$22.54	$21.32	$22.54	$22.41	$21.91	$21.66	$21.32
Tangible book value per share of common stock (1)	15.62	14.43	15.62	15.50	15.02	14.79	14.43
Market price per share of common stock:
Closing price	$16.83	$17.89	$16.83	$15.58	$17.02	$15.39	$17.89
High closing price for the period	18.45	18.13	17.95	18.45	17.67	17.90	18.13
Low closing price for the period	15.15	14.51	15.38	15.26	15.41	15.15	15.76
Market capitalization	174,700	188,141	174,700	162,457	178,231	161,909	188,141

Number of financial centers - U.S.	4,726	4,855	4,726	4,741	4,789	4,835	4,855
Number of branded ATMs - U.S.	16,038	15,834	16,038	16,062	15,992	15,903	15,834
Full-time equivalent employees	213,280	223,715	213,280	215,193	216,679	219,658	223,715

(1)
Tangible equity ratios and tangible book value per share of common stock are non-GAAP financial measures. We believe the use of these non-GAAP financial measures provides additional clarity in assessing the results of the Corporation. Other companies may define or calculate non-GAAP financial measures differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 45-48.)

New Accounting Guidance on Recognition and Measurement of Financial Instruments
In January 2016, the FASB issued new accounting guidance on recognition and measurement of financial instruments. The Corporation has early adopted, retrospective to January 1, 2015, the provision that requires the Corporation to present unrealized gains/losses resulting from changes in the Corporation's own credit spreads on liabilities accounted for under the fair value option (referred to as debit valuation adjustments, or DVA) in accumulated OCI.  The impact of the adoption was to reclassify, as of January 1, 2015, unrealized DVA losses of $2.0 billion pre-tax ($1.2 billion after tax) from January 1, 2015 retained earnings to accumulated OCI. Further, pre-tax unrealized DVA gains of $301 million, $301 million and $420 million were reclassified from other income to accumulated OCI for the three months ended September 30, 2015, June 30, 2015 and March 31, 2015, respectively. This had the effect of reducing net income as previously reported for the aforementioned quarters by $187 million, $186 million and $260 million, or approximately $0.02 per quarter. This change is reflected in consolidated results and the Global Markets segment results. Results for 2014 were not subject to restatement under the provisions of the new accounting guidance.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	2

Bank of America Corporation and Subsidiaries
Supplemental Financial Data
(Dollars in millions)

Fully taxable-equivalent (FTE) basis data (1)

	Year Ended December 31		Fourth Quarter 2015	Third Quarter 2015	Second Quarter 2015	First Quarter 2015	Fourth Quarter 2014
	2015	2014
Net interest income	$40,160	$40,821	$10,032	$9,742	$10,716	$9,670	$9,865
Total revenue, net of interest expense (2)	83,416	85,116	19,759	20,612	22,044	21,001	18,955
Net interest yield	2.20%	2.25%	2.16%	2.10%	2.37%	2.17%	2.18%
Efficiency ratio (2)	68.56	88.25	70.20	66.99	62.69	74.73	74.90

(1)
FTE basis is a non-GAAP financial measure. FTE basis is a performance measure used by management in operating the business that management believes provides investors with a more accurate picture of the interest margin for comparative purposes. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 45-48.)

(2)	For information on the impact of early adoption of new accounting guidance on recognition and measurement of financial instruments, see page 2.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	3

Bank of America Corporation and Subsidiaries
Consolidated Statement of Income
(Dollars in millions, except per share information; shares in thousands)
	Year Ended December 31		Fourth Quarter 2015	Third Quarter 2015	Second Quarter 2015	First Quarter 2015	Fourth Quarter 2014
	2015	2014
Interest income
Loans and leases	$32,070	$34,307	$8,051	$8,005	$7,978	$8,036	$8,377
Debt securities	9,319	8,021	2,523	1,839	3,070	1,887	1,675
Federal funds sold and securities borrowed or purchased under agreements to resell	988	1,039	214	275	268	231	238
Trading account assets	4,397	4,561	1,106	1,134	1,074	1,083	1,098
Other interest income	3,026	2,958	804	754	742	726	764
Total interest income	49,800	50,886	12,698	12,007	13,132	11,963	12,152

Interest expense
Deposits	861	1,080	211	214	216	220	237
Short-term borrowings	2,387	2,578	519	597	686	585	615
Trading account liabilities	1,343	1,576	272	342	335	394	351
Long-term debt	5,958	5,700	1,895	1,343	1,407	1,313	1,314
Total interest expense	10,549	10,934	2,897	2,496	2,644	2,512	2,517
Net interest income	39,251	39,952	9,801	9,511	10,488	9,451	9,635

Noninterest income
Card income	5,959	5,944	1,578	1,510	1,477	1,394	1,610
Service charges	7,381	7,443	1,862	1,898	1,857	1,764	1,844
Investment and brokerage services	13,337	13,284	3,236	3,336	3,387	3,378	3,397
Investment banking income	5,572	6,065	1,272	1,287	1,526	1,487	1,541
Equity investment income (loss)	261	1,130	177	(31)	88	27	(20)
Trading account profits	6,473	6,309	963	1,616	1,647	2,247	111
Mortgage banking income	2,364	1,563	262	407	1,001	694	352
Gains on sales of debt securities	1,091	1,354	270	385	168	268	163
Other income	818	1,203	107	462	177	72	92
Total noninterest income	43,256	44,295	9,727	10,870	11,328	11,331	9,090
Total revenue, net of interest expense	82,507	84,247	19,528	20,381	21,816	20,782	18,725

Provision for credit losses	3,161	2,275	810	806	780	765	219

Noninterest expense
Personnel	32,868	33,787	7,535	7,829	7,890	9,614	7,693
Occupancy	4,093	4,260	1,011	1,028	1,027	1,027	996
Equipment	2,039	2,125	528	499	500	512	531
Marketing	1,811	1,829	481	445	445	440	491
Professional fees	2,264	2,472	676	673	494	421	677
Amortization of intangibles	834	936	202	207	212	213	228
Data processing	3,115	3,144	817	731	715	852	796
Telecommunications	823	1,259	240	210	202	171	254
Other general operating	9,345	25,305	2,381	2,186	2,333	2,445	2,530
Total noninterest expense	57,192	75,117	13,871	13,808	13,818	15,695	14,196
Income before income taxes	22,154	6,855	4,847	5,767	7,218	4,322	4,310
Income tax expense	6,266	2,022	1,511	1,446	2,084	1,225	1,260
Net income	$15,888	$4,833	$3,336	$4,321	$5,134	$3,097	$3,050
Preferred stock dividends	1,483	1,044	330	441	330	382	312
Net income applicable to common shareholders	$14,405	$3,789	$3,006	$3,880	$4,804	$2,715	$2,738

Per common share information
Earnings	$1.38	$0.36	$0.29	$0.37	$0.46	$0.26	$0.26
Diluted earnings	1.31	0.36	0.28	0.35	0.43	0.25	0.25
Dividends paid	0.20	0.12	0.05	0.05	0.05	0.05	0.05
Average common shares issued and outstanding	10,462,282	10,527,818	10,399,422	10,444,291	10,488,137	10,518,790	10,516,334
Average diluted common shares issued and outstanding	11,213,992	10,584,535	11,153,169	11,197,203	11,238,060	11,266,511	11,273,773

For information on the impact of early adoption of new accounting guidance on recognition and measurement of financial instruments, see page 2.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	4

Bank of America Corporation and Subsidiaries
Consolidated Statement of Comprehensive Income
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2015	Third Quarter 2015	Second Quarter 2015	First Quarter 2015	Fourth Quarter 2014
	2015	2014
Net income (1)	$15,888	$4,833	$3,336	$4,321	$5,134	$3,097	$3,050
Other comprehensive income (loss), net-of-tax:
Net change in available-for-sale debt and marketable equity securities	(1,598)	4,621	(1,815)	1,418	(2,537)	1,336	2,021
Net change in derivatives	584	616	168	127	246	43	205
Employee benefit plan adjustments	394	(943)	317	27	25	25	(1,007)
Net change in foreign currency translation adjustments	(123)	(157)	(39)	(76)	43	(51)	(24)
Net change in certain debit valuation adjustments (1)	615	—	(18)	187	186	260	—
Other comprehensive income (loss)	(128)	4,137	(1,387)	1,683	(2,037)	1,613	1,195
Comprehensive income	$15,760	$8,970	$1,949	$6,004	$3,097	$4,710	$4,245

(1)	For information on the impact of early adoption of new accounting guidance on recognition and measurement of financial instruments, see page 2.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	5

Bank of America Corporation and Subsidiaries
Consolidated Balance Sheet
(Dollars in millions)
	December 31 2015	September 30 2015	December 31 2014
Assets
Cash and due from banks	$31,265	$27,886	$33,118
Interest-bearing deposits with the Federal Reserve, non-U.S. central banks and other banks	128,088	142,540	105,471
Cash and cash equivalents	159,353	170,426	138,589
Time deposits placed and other short-term investments	7,744	6,485	7,510
Federal funds sold and securities borrowed or purchased under agreements to resell	192,482	206,681	191,823
Trading account assets	176,527	180,018	191,785
Derivative assets	49,990	55,226	52,682
Debt securities:
Carried at fair value	322,380	325,078	320,695
Held-to-maturity, at cost	84,625	66,573	59,766
Total debt securities	407,005	391,651	380,461
Loans and leases	903,001	887,689	881,391
Allowance for loan and lease losses	(12,234)	(12,657)	(14,419)
Loans and leases, net of allowance	890,767	875,032	866,972
Premises and equipment, net	9,485	9,554	10,049
Mortgage servicing rights	3,087	3,043	3,530
Goodwill	69,761	69,761	69,777
Intangible assets	3,768	3,973	4,612
Loans held-for-sale	7,453	8,842	12,836
Customer and other receivables	58,312	63,443	61,845
Other assets	108,582	108,871	112,063
Total assets	$2,144,316	$2,153,006	$2,104,534

Assets of consolidated variable interest entities included in total assets above (isolated to settle the liabilities of the variable interest entities)
Trading account assets	$6,344	$5,514	$6,890
Loans and leases	72,946	79,121	95,187
Allowance for loan and lease losses	(1,320)	(1,595)	(1,968)
Loans and leases, net of allowance	71,626	77,526	93,219
Loans held-for-sale	284	338	1,822
All other assets	1,530	2,424	2,769
Total assets of consolidated variable interest entities	$79,784	$85,802	$104,700

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	6

Bank of America Corporation and Subsidiaries
Consolidated Balance Sheet (continued)
(Dollars in millions)
	December 31 2015	September 30 2015	December 31 2014
Liabilities
Deposits in U.S. offices:
Noninterest-bearing	$422,237	$417,837	$393,102
Interest-bearing	703,761	676,812	660,161
Deposits in non-U.S. offices:
Noninterest-bearing	9,916	8,519	7,230
Interest-bearing	61,345	58,841	58,443
Total deposits	1,197,259	1,162,009	1,118,936
Federal funds purchased and securities loaned or sold under agreements to repurchase	174,291	199,238	201,277
Trading account liabilities	66,963	74,252	74,192
Derivative liabilities	38,450	45,862	46,909
Short-term borrowings	28,098	34,518	31,172
Accrued expenses and other liabilities (includes $646, $661 and $528 of reserve for unfunded lending commitments)	146,286	143,934	145,438
Long-term debt	236,764	237,288	243,139
Total liabilities	1,888,111	1,897,101	1,861,063
Shareholders' equity
Preferred stock, $0.01 par value; authorized – 100,000,000 shares; issued and outstanding – 3,767,790, 3,767,790 and 3,647,790 shares	22,273	22,273	19,309
Common stock and additional paid-in capital, $0.01 par value; authorized – 12,800,000,000 shares; issued and outstanding – 10,380,265,063, 10,427,305,035 and 10,516,542,476 shares	151,042	151,841	153,458
Retained earnings (1)	88,564	86,078	75,024
Accumulated other comprehensive income (loss) (1)	(5,674)	(4,287)	(4,320)
Total shareholders' equity	256,205	255,905	243,471
Total liabilities and shareholders' equity	$2,144,316	$2,153,006	$2,104,534

Liabilities of consolidated variable interest entities included in total liabilities above
Short-term borrowings	$681	$567	$1,032
Long-term debt	14,073	12,922	13,307
All other liabilities	21	103	138
Total liabilities of consolidated variable interest entities	$14,775	$13,592	$14,477

(1)	For information on the impact of early adoption of new accounting guidance on recognition and measurement of financial instruments, see page 2.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	7

Bank of America Corporation and Subsidiaries
Capital Management
(Dollars in millions)
	Basel 3 Transition
	December 31 2015	September 30 2015	June 30 2015	March 31 2015	December 31 2014
Risk-based capital metrics (1):
Standardized Approach (2)
Common equity tier 1 capital	$163,026	$161,649	$158,326	$155,438	$155,361
Tier 1 capital	180,778	178,830	176,247	173,155	168,973
Total capital	220,676	219,901	217,538	214,481	208,670
Risk-weighted assets	1,401,849	1,391,672	1,407,891	1,405,267	1,261,544
Common equity tier 1 capital ratio	11.6%	11.6%	11.2%	11.1%	12.3%
Tier 1 capital ratio	12.9	12.9	12.5	12.3	13.4
Total capital ratio	15.7	15.8	15.5	15.3	16.5

Advanced Approaches (3)
Common equity tier 1 capital	$163,026	n/a	n/a	n/a	n/a
Tier 1 capital	180,778	n/a	n/a	n/a	n/a
Total capital	210,929	n/a	n/a	n/a	n/a
Risk-weighted assets	1,602,070	n/a	n/a	n/a	n/a
Common equity tier 1 capital ratio	10.2%	n/a	n/a	n/a	n/a
Tier 1 capital ratio	11.3	n/a	n/a	n/a	n/a
Total capital ratio	13.2	n/a	n/a	n/a	n/a

Leverage-based metrics (4)
Adjusted average assets	$2,103,020	$2,091,628	$2,073,526	$2,059,646	$2,059,573
Tier 1 leverage ratio	8.6%	8.5%	8.5%	8.4%	8.2%

Supplementary leverage ratio leverage exposure	$2,739,004	$2,740,854	$2,731,449	$2,707,984	$2,732,165
Supplementary leverage ratio	6.6%	6.5%	6.5%	6.4%	6.2%

Tangible equity ratio (5)	8.9	8.8	8.6	8.6	8.4
Tangible common equity ratio (5)	7.8	7.8	7.6	7.5	7.5

(1)	Regulatory capital ratios are preliminary and reflect the transition provisions of Basel 3.

(2)
Common equity tier 1 capital ratios at December 31, 2015, September 30, 2015, June 30, 2015 and March 31, 2015 reflect the migration of the risk-weighted assets calculation from the general risk-based approach to the Basel 3 Standardized approach, and Common equity tier 1 capital includes the 2015 phase-in of regulatory capital transition provisions.

(3)	Bank of America received approval to begin using the Advanced approaches capital framework to determine risk-based capital requirements beginning in the fourth quarter of 2015.

(4)
The numerator of the supplementary leverage ratio and Tier 1 leverage ratio is quarter-end Basel 3 Tier 1 capital reflective of Basel 3 numerator transition provisions. The denominator of supplementary leverage exposure is total leverage exposure based on the daily average of the sum of on-balance sheet exposures less permitted Tier 1 deductions, as well as the simple average of certain off-balance sheet exposures, as of the end of each month in a quarter. Off-balance sheet exposures primarily include undrawn lending commitments, letters of credit, potential future derivative exposures and repo-style transactions.

(5)
Tangible equity ratio equals period-end tangible shareholders' equity divided by period-end tangible assets. Tangible common equity ratio equals period-end tangible common shareholders' equity divided by period-end tangible assets. Tangible shareholders' equity and tangible assets are non-GAAP financial measures. We believe the use of these non-GAAP financial measures provides additional clarity in assessing the results of the Corporation. Other companies may define or calculate non-GAAP financial measures differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliation to GAAP Financial Measures on pages 45-48.)

n/a = not applicable

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	8

Bank of America Corporation and Subsidiaries
Regulatory Capital Reconciliations (1, 2, 3)
(Dollars in millions)
	December 31 2015	September 30 2015	June 30 2015	March 31 2015	December 31 2014
Regulatory capital – Basel 3 transition to fully phased-in
Common equity tier 1 capital (transition) (4)	$163,026	$161,649	$158,326	$155,438	$155,361
Deferred tax assets arising from net operating loss and tax credit carryforwards phased in during transition	(5,151)	(5,554)	(5,706)	(6,031)	(8,905)
Accumulated OCI phased in during transition	(1,917)	(1,018)	(1,884)	(378)	(1,592)
Intangibles phased in during transition	(1,559)	(1,654)	(1,751)	(1,821)	(2,556)
Defined benefit pension fund assets phased in during transition	(568)	(470)	(476)	(459)	(599)
DVA related to liabilities and derivatives phased in during transition	307	228	384	498	925
Other adjustments and deductions phased in during transition	(54)	(92)	(587)	(48)	(1,417)
Common equity tier 1 capital (fully phased-in)	$154,084	$153,089	$148,306	$147,199	$141,217

Risk-weighted assets – As reported to Basel 3 (fully phased-in)
Basel 3 Standardized approach risk-weighted assets as reported (4)	$1,401,849	$1,391,672	$1,407,891	$1,405,267	$1,261,544
Changes in risk-weighted assets from reported to fully phased-in	24,088	22,989	25,460	25,394	153,722
Basel 3 Standardized approach risk-weighted assets (fully phased-in)	$1,425,937	$1,414,661	$1,433,351	$1,430,661	$1,415,266

Basel 3 Advanced approaches risk-weighted assets as reported	$1,602,070	n/a	n/a	n/a	n/a
Changes in risk-weighted assets from reported to fully phased-in	(27,690)	n/a	n/a	n/a	n/a
Basel 3 Advanced approaches risk-weighted assets (fully phased-in) (5)	$1,574,380	$1,397,504	$1,427,388	$1,461,190	$1,465,479

Regulatory capital ratios
Basel 3 Standardized approach common equity tier 1 (transition) (4)	11.6%	11.6%	11.2%	11.1%	12.3%
Basel 3 Advanced approaches common equity tier 1 (transition)	10.2	n/a	n/a	n/a	n/a
Basel 3 Standardized approach common equity tier 1 (fully phased-in)	10.8	10.8	10.3	10.3	10.0
Basel 3 Advanced approaches common equity tier 1 (fully phased-in) (5)	9.8	11.0	10.4	10.1	9.6

(1)	Regulatory capital ratios are preliminary.

(2)
Bank of America received approval to begin using the Advanced approaches capital framework to determine risk-based capital requirements beginning in the fourth quarter of 2015. With the approval to exit parallel run, Bank of America is now required to report regulatory capital under both the Standardized and Advanced approaches. The approach that yields the lower ratio is to be used to assess capital adequacy and was the Advanced approaches in the fourth quarter of 2015. Prior to exiting parallel run, we were required to report regulatory capital under the Standardized approach only.

(3)	Fully phased-in estimates are non-GAAP financial measures. For reconciliations to GAAP financial measures, see above.

(4)
Common equity tier 1 capital ratios at December 31, 2015, September 30, 2015, June 30, 2015 and March 31, 2015 reflect the migration of the risk-weighted assets calculation from the general risk-based approach to the Basel 3 Standardized approach, and Common equity tier 1 capital includes the 2015 phase-in of regulatory capital transition provisions.

(5)
Basel 3 fully phased-in Advanced approaches estimates assume approval by U.S. banking regulators of our internal analytical models, including approval of the internal models methodology (IMM). As of December 31, 2015, the Corporation had not received IMM approval.

n/a = not applicable

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	9

Bank of America Corporation and Subsidiaries
Net Interest Income Excluding Trading-related Net Interest Income
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2015	Third Quarter 2015	Second Quarter 2015	First Quarter 2015	Fourth Quarter 2014
	2015	2014
Net interest income (FTE basis)
As reported	$40,160	$40,821	$10,032	$9,742	$10,716	$9,670	$9,865
Impact of trading-related net interest income	(3,928)	(3,610)	(1,058)	(1,034)	(920)	(916)	(938)
Net interest income excluding trading-related net interest income (1)	$36,232	$37,211	$8,974	$8,708	$9,796	$8,754	$8,927

Average earning assets
As reported	$1,830,342	$1,814,930	$1,852,958	$1,847,396	$1,815,892	$1,804,399	$1,802,121
Impact of trading-related earning assets	(415,658)	(445,760)	(403,629)	(421,639)	(419,241)	(418,214)	(435,408)
Average earning assets excluding trading-related earning assets (1)	$1,414,684	$1,369,170	$1,449,329	$1,425,757	$1,396,651	$1,386,185	$1,366,713

Net interest yield contribution (FTE basis) (2)
As reported	2.20%	2.25%	2.16%	2.10%	2.37%	2.17%	2.18%
Impact of trading-related activities	0.36	0.47	0.31	0.33	0.44	0.39	0.42
Net interest yield on earning assets excluding trading-related activities (1)	2.56%	2.72%	2.47%	2.43%	2.81%	2.56%	2.60%

(1)	Represents a non-GAAP financial measure.

(2)	Quarterly results are calculated on an annualized basis.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	10

Bank of America Corporation and Subsidiaries
Quarterly Average Balances and Interest Rates – Fully Taxable-equivalent Basis
(Dollars in millions)
	Fourth Quarter 2015			Third Quarter 2015			Fourth Quarter 2014
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Interest-bearing deposits with the Federal Reserve, non-U.S. central banks and other banks	$148,102	$108	0.29%	$145,174	$96	0.26%	$109,042	$74	0.27%
Time deposits placed and other short-term investments	10,120	42	1.62	11,503	38	1.33	9,339	41	1.73
Federal funds sold and securities borrowed or purchased under agreements to resell	207,585	214	0.41	210,127	275	0.52	217,982	237	0.43
Trading account assets	134,797	1,141	3.37	140,484	1,170	3.31	144,147	1,142	3.15
Debt securities (1)	399,423	2,541	2.55	394,420	1,853	1.88	371,014	1,687	1.82
Loans and leases (2):
Residential mortgage	189,650	1,644	3.47	193,791	1,690	3.49	223,132	1,946	3.49
Home equity	77,109	715	3.69	79,715	730	3.64	86,825	808	3.70
U.S. credit card	88,623	2,045	9.15	88,201	2,033	9.15	89,381	2,087	9.26
Non-U.S. credit card	10,155	258	10.07	10,244	267	10.34	10,950	280	10.14
Direct/Indirect consumer	87,858	530	2.40	85,975	515	2.38	83,121	522	2.49
Other consumer	2,039	11	2.09	1,980	15	3.01	2,031	85	16.75
Total consumer	455,434	5,203	4.55	459,906	5,250	4.54	495,440	5,728	4.60
U.S. commercial	261,727	1,790	2.72	251,908	1,743	2.75	231,215	1,648	2.83
Commercial real estate	56,126	408	2.89	53,605	384	2.84	46,996	360	3.04
Commercial lease financing	26,127	204	3.12	25,425	199	3.12	24,238	199	3.28
Non-U.S. commercial	92,447	530	2.27	91,997	514	2.22	86,844	527	2.41
Total commercial	436,427	2,932	2.67	422,935	2,840	2.67	389,293	2,734	2.79
Total loans and leases	891,861	8,135	3.63	882,841	8,090	3.64	884,733	8,462	3.80
Other earning assets	61,070	748	4.87	62,847	716	4.52	65,864	739	4.46
Total earning assets (3)	1,852,958	12,929	2.78	1,847,396	12,238	2.64	1,802,121	12,382	2.73
Cash and due from banks	29,503			27,730			27,590
Other assets, less allowance for loan and lease losses	298,011			293,867			307,840
Total assets	$2,180,472			$2,168,993			$2,137,551

(1)
Yields on debt securities excluding the impact of market-related adjustments were 2.47 percent, 2.50 percent and 2.53 percent for the three months ended December 31, 2015, September 30, 2015 and December 31, 2014, respectively. Yields on debt securities excluding the impact of market-related adjustments are a non-GAAP financial measure. The Corporation believes the use of this non-GAAP financial measure provides additional clarity in assessing its results.

(2)
Nonperforming loans are included in the respective average loan balances. Income on these nonperforming loans is generally recognized on a cost recovery basis. Purchased credit-impaired loans were recorded at fair value upon acquisition and accrete interest income over the remaining life of the loan.

(3)
The impact of interest rate risk management derivatives on interest income is presented below. Interest income includes the impact of interest rate risk management contracts, which increased (decreased) interest income on:

	Fourth Quarter 2015	Third Quarter 2015	Fourth Quarter 2014
Federal funds sold and securities borrowed or purchased under agreements to resell	$7	$20	$14
Debt securities	(22)	(11)	(11)
U.S. commercial loans and leases	(17)	(17)	(13)
Net hedge expense on assets	$(32)	$(8)	$(10)
Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	11

Bank of America Corporation and Subsidiaries
Quarterly Average Balances and Interest Rates – Fully Taxable-equivalent Basis (continued)
(Dollars in millions)
	Fourth Quarter 2015			Third Quarter 2015			Fourth Quarter 2014
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Interest-bearing liabilities
U.S. interest-bearing deposits:
Savings	$46,094	$1	0.01%	$46,297	$2	0.02%	$45,621	$1	0.01%
NOW and money market deposit accounts	558,441	68	0.05	545,741	67	0.05	515,995	76	0.06
Consumer CDs and IRAs	51,107	37	0.29	53,174	38	0.29	61,880	52	0.33
Negotiable CDs, public funds and other deposits	30,546	25	0.32	30,631	26	0.33	30,950	22	0.29
Total U.S. interest-bearing deposits	686,188	131	0.08	675,843	133	0.08	654,446	151	0.09
Non-U.S. interest-bearing deposits:
Banks located in non-U.S. countries	3,997	7	0.69	4,196	7	0.71	5,415	9	0.63
Governments and official institutions	1,687	2	0.37	1,654	1	0.33	1,647	1	0.18
Time, savings and other	55,965	71	0.51	53,793	73	0.53	57,029	76	0.53
Total non-U.S. interest-bearing deposits	61,649	80	0.52	59,643	81	0.54	64,091	86	0.53
Total interest-bearing deposits	747,837	211	0.11	735,486	214	0.12	718,537	237	0.13
Federal funds purchased, securities loaned or sold under agreements to repurchase and short-term borrowings	231,650	519	0.89	257,323	597	0.92	251,432	615	0.97
Trading account liabilities	73,139	272	1.48	77,443	342	1.75	78,174	350	1.78
Long-term debt (1)	237,384	1,895	3.18	240,520	1,343	2.22	249,221	1,315	2.10
Total interest-bearing liabilities (2)	1,290,010	2,897	0.89	1,310,772	2,496	0.76	1,297,364	2,517	0.77
Noninterest-bearing sources:
Noninterest-bearing deposits	438,214			423,745			403,977
Other liabilities	195,123			180,583			192,756
Shareholders' equity	257,125			253,893			243,454
Total liabilities and shareholders' equity	$2,180,472			$2,168,993			$2,137,551
Net interest spread			1.89%			1.88%			1.96%
Impact of noninterest-bearing sources			0.27			0.22			0.22
Net interest income/yield on earning assets		$10,032	2.16%		$9,742	2.10%		$9,865	2.18%

(1)
The yield on long-term debt excluding the adjustment on certain trust preferred securities was 2.15 percent for the three months ended December 31, 2015. The yield on long-term debt excluding the adjustment is a non-GAAP financial measure. The Corporation believes the use of this non-GAAP financial measure provides additional clarity in assessing its results.

(2)
The impact of interest rate risk management derivatives on interest expense is presented below. Interest expense includes the impact of interest rate risk management contracts, which increased (decreased) interest expense on:

	Fourth Quarter 2015	Third Quarter 2015	Fourth Quarter 2014
Consumer CDs and IRAs	$6	$5	$6
Negotiable CDs, public funds and other deposits	3	3	3
Banks located in non-U.S. countries	1	2	2
Federal funds purchased, securities loaned or sold under agreements to repurchase and short-term borrowings	178	232	257
Long-term debt	(869)	(832)	(927)
Net hedge income on liabilities	$(681)	$(590)	$(659)

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	12

Bank of America Corporation and Subsidiaries
Annual Average Balances and Interest Rates – Fully Taxable-equivalent Basis
(Dollars in millions)
	2015			2014
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Interest-bearing deposits with the Federal Reserve, non-U.S. central banks and other banks	$136,391	$369	0.27%	$113,999	$308	0.27%
Time deposits placed and other short-term investments	9,556	147	1.53	11,032	170	1.54
Federal funds sold and securities borrowed or purchased under agreements to resell	211,471	988	0.47	222,483	1,039	0.47
Trading account assets	137,837	4,547	3.30	145,686	4,716	3.24
Debt securities (1)	390,884	9,374	2.41	351,702	8,062	2.28
Loans and leases (2):
Residential mortgage	201,366	6,967	3.46	237,270	8,462	3.57
Home equity	81,070	2,984	3.68	89,705	3,340	3.72
U.S. credit card	88,244	8,085	9.16	88,962	8,313	9.34
Non-U.S. credit card	10,104	1,051	10.40	11,511	1,200	10.42
Direct/Indirect consumer	84,585	2,040	2.41	82,409	2,099	2.55
Other consumer	1,938	56	2.86	2,029	139	6.86
Total consumer	467,307	21,183	4.53	511,886	23,553	4.60
U.S. commercial	248,355	6,883	2.77	230,173	6,630	2.88
Commercial real estate	52,136	1,521	2.92	47,525	1,432	3.01
Commercial lease financing	25,197	799	3.17	24,423	838	3.43
Non-U.S. commercial	89,188	2,008	2.25	89,894	2,196	2.44
Total commercial	414,876	11,211	2.70	392,015	11,096	2.83
Total loans and leases	882,183	32,394	3.67	903,901	34,649	3.83
Other earning assets	62,020	2,890	4.66	66,127	2,811	4.25
Total earning assets (3)	1,830,342	50,709	2.77	1,814,930	51,755	2.85
Cash and due from banks	28,921			27,079
Other assets, less allowance for loan and lease losses	300,878			303,581
Total assets	$2,160,141			$2,145,590

(1)
Yields on debt securities excluding the impact of market-related adjustments were 2.50 percent and 2.62 percent for 2015 and 2014. Yields on debt securities excluding the impact of market-related adjustments are a non-GAAP financial measure. The Corporation believes the use of this non-GAAP financial measure provides additional clarity in assessing its results.

(2)
Nonperforming loans are included in the respective average loan balances. Income on these nonperforming loans is generally recognized on a cost recovery basis. Purchased credit-impaired loans were recorded at fair value upon acquisition and accrete interest income over the remaining life of the loan.

(3)
The impact of interest rate risk management derivatives on interest income is presented below. Interest income includes the impact of interest rate risk management contracts, which increased (decreased) interest income on:

	2015	2014
Federal funds sold and securities borrowed or purchased under agreements to resell	$52	$51
Debt securities	(44)	(53)
U.S. commercial loans and leases	(67)	(56)
Net hedge expense on assets	$(59)	$(58)

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	13

Bank of America Corporation and Subsidiaries
Annual Average Balances and Interest Rates – Fully Taxable-equivalent Basis (continued)
(Dollars in millions)
	2015			2014
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Interest-bearing liabilities
U.S. interest-bearing deposits:
Savings	$46,498	$7	0.01%	$46,270	$3	0.01%
NOW and money market deposit accounts	543,133	273	0.05	518,893	316	0.06
Consumer CDs and IRAs	54,679	162	0.30	66,797	264	0.40
Negotiable CDs, public funds and other deposits	29,976	95	0.32	31,507	108	0.34
Total U.S. interest-bearing deposits	674,286	537	0.08	663,467	691	0.10
Non-U.S. interest-bearing deposits:
Banks located in non-U.S. countries	4,473	31	0.70	8,744	61	0.69
Governments and official institutions	1,492	5	0.33	1,740	2	0.14
Time, savings and other	54,767	288	0.53	60,729	326	0.54
Total non-U.S. interest-bearing deposits	60,732	324	0.53	71,213	389	0.55
Total interest-bearing deposits	735,018	861	0.12	734,680	1,080	0.15
Federal funds purchased, securities loaned or sold under agreements to repurchase and short-term borrowings	246,295	2,387	0.97	257,678	2,578	1.00
Trading account liabilities	76,772	1,343	1.75	87,152	1,576	1.81
Long-term debt (1)	240,059	5,958	2.48	253,607	5,700	2.25
Total interest-bearing liabilities (2)	1,298,144	10,549	0.81	1,333,117	10,934	0.82
Noninterest-bearing sources:
Noninterest-bearing deposits	420,842			389,527
Other liabilities	189,165			184,464
Shareholders' equity	251,990			238,482
Total liabilities and shareholders' equity	$2,160,141			$2,145,590
Net interest spread			1.96%			2.03%
Impact of noninterest-bearing sources			0.24			0.22
Net interest income/yield on earning assets		$40,160	2.20%		$40,821	2.25%

(1)
The yield on long-term debt excluding the adjustment on certain trust preferred securities was 2.23 percent for 2015. The yield on long-term debt excluding the adjustment is a non-GAAP financial measure. The Corporation believes the use of this non-GAAP financial measure provides additional clarity in assessing its results.

(2)
The impact of interest rate risk management derivatives on interest expense is presented below. Interest expense includes the impact of interest rate risk management contracts, which increased(decreased) interest expense on:

	2015	2014
NOW and money market deposit accounts	$(1)	$(1)
Consumer CDs and IRAs	23	44
Negotiable CDs, public funds and other deposits	13	13
Banks located in non-U.S. countries	5	20
Federal funds purchased, securities loaned or sold under agreements to repurchase and short-term borrowings	906	1,037
Long-term debt	(3,308)	(3,587)
Net hedge income on liabilities	$(2,362)	$(2,474)

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	14

Bank of America Corporation and Subsidiaries
Debt Securities and Available-for-Sale Marketable Equity Securities
(Dollars in millions)
	December 31, 2015
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Available-for-sale debt securities
Mortgage-backed securities:
Agency	$229,847	$788	$(1,688)	$228,947
Agency-collateralized mortgage obligations	10,930	126	(71)	10,985
Non-agency residential	3,031	218	(70)	3,179
Commercial	7,176	50	(61)	7,165
Total mortgage-backed securities	250,984	1,182	(1,890)	250,276
U.S. Treasury and agency securities	25,075	211	(9)	25,277
Non-U.S. securities	5,743	27	(3)	5,767
Corporate/Agency bonds	243	3	(3)	243
Other taxable securities, substantially all asset-backed securities	10,238	50	(86)	10,202
Total taxable securities	292,283	1,473	(1,991)	291,765
Tax-exempt securities	13,978	63	(33)	14,008
Total available-for-sale debt securities	306,261	1,536	(2,024)	305,773
Other debt securities carried at fair value	16,678	103	(174)	16,607
Total debt securities carried at fair value	322,939	1,639	(2,198)	322,380
Held-to-maturity debt securities, substantially all U.S. agency mortgage-backed securities	84,625	271	(850)	84,046
Total debt securities	$407,564	$1,910	$(3,048)	$406,426
Available-for-sale marketable equity securities (1)	$326	$99	$—	$425

	September 30, 2015
Available-for-sale debt securities
Mortgage-backed securities:
Agency	$207,057	$1,854	$(592)	$208,319
Agency-collateralized mortgage obligations	11,836	263	(24)	12,075
Non-agency residential	3,383	255	(56)	3,582
Commercial	5,422	115	(7)	5,530
Total mortgage-backed securities	227,698	2,487	(679)	229,506
U.S. Treasury and agency securities	39,422	711	(2)	40,131
Non-U.S. securities	6,356	26	(7)	6,375
Corporate/Agency bonds	231	4	(1)	234
Other taxable securities, substantially all asset-backed securities	9,769	18	(37)	9,750
Total taxable securities	283,476	3,246	(726)	285,996
Tax-exempt securities	11,685	31	(26)	11,690
Total available-for-sale debt securities	295,161	3,277	(752)	297,686
Other debt securities carried at fair value	27,457	161	(226)	27,392
Total debt securities carried at fair value	322,618	3,438	(978)	325,078
Held-to-maturity debt securities, substantially all U.S. agency mortgage-backed securities	66,573	495	(588)	66,480
Total debt securities	$389,191	$3,933	$(1,566)	$391,558
Available-for-sale marketable equity securities (1)	$331	$24	$—	$355

(1)	Classified in other assets on the Consolidated Balance Sheet.

Other Debt Securities Carried at Fair Value
(Dollars in millions)	December 31 2015	September 30 2015
Mortgage-backed securities:
Agency	$—	$7,944
Agency-collateralized mortgage obligations	7	7
Non-agency residential	3,490	3,635
Total mortgage-backed securities	3,497	11,586
Non-U.S. securities (1)	12,843	15,529
Other taxable securities, substantially all asset-backed securities	267	277
Total	$16,607	$27,392

(1)	These securities are primarily used to satisfy certain international regulatory liquidity requirements.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	15

Bank of America Corporation and Subsidiaries
Quarterly Results by Business Segment
(Dollars in millions)
	Fourth Quarter 2015
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	Legacy Assets & Servicing	All Other
Net interest income (FTE basis)	$10,032	$5,059	$1,412	$2,435	$1,166	$347	$(387)
Card income	1,578	1,313	47	139	19	—	60
Service charges	1,862	1,045	18	730	64	—	5
Investment and brokerage services	3,236	66	2,638	21	518	—	(7)
Investment banking income (loss)	1,272	1	50	729	532	—	(40)
Equity investment income (loss)	177	39	—	(5)	109	—	34
Trading account profits (losses)	963	—	44	34	788	(5)	102
Mortgage banking income (loss)	262	133	1	—	1	250	(123)
Gains (losses) on sales of debt securities	270	1	—	1	—	(1)	269
Other income (loss)	107	135	233	269	(69)	(3)	(458)
Total noninterest income	9,727	2,733	3,031	1,918	1,962	241	(158)
Total revenue, net of interest expense (FTE basis)	19,759	7,792	4,443	4,353	3,128	588	(545)
Provision for credit losses	810	654	15	233	30	(10)	(112)
Noninterest expense	13,871	4,343	3,478	1,938	2,754	1,148	210
Income (loss) before income taxes (FTE basis)	5,078	2,795	950	2,182	344	(550)	(643)
Income tax expense (benefit) (FTE basis)	1,742	996	336	804	159	(199)	(354)
Net income (loss)	$3,336	$1,799	$614	$1,378	$185	$(351)	$(289)

Average
Total loans and leases	$891,861	$211,126	$135,839	$320,290	$68,835	$27,223	$128,548
Total assets (1)	2,180,472	620,861	285,214	381,887	589,067	48,995	254,448
Total deposits	1,186,051	557,319	251,306	307,806	37,454	n/m	22,916
Period end
Total loans and leases	$903,001	$214,405	$137,847	$325,677	$73,208	$26,521	$125,343
Total assets (1)	2,144,316	636,464	296,139	382,043	551,587	47,292	230,791
Total deposits	1,197,259	572,739	260,893	296,162	37,276	n/m	22,898

	Third Quarter 2015
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	Legacy Assets & Servicing	All Other
Net interest income (FTE basis)	$9,742	$5,004	$1,377	$2,346	$1,135	$382	$(502)
Card income	1,510	1,248	44	132	18	—	68
Service charges	1,898	1,057	18	746	73	—	4
Investment and brokerage services	3,336	69	2,682	11	574	—	—
Investment banking income (loss)	1,287	(1)	55	752	521	—	(40)
Equity investment income (loss)	(31)	8	(3)	1	9	—	(46)
Trading account profits (losses)	1,616	—	43	100	1,462	(1)	12
Mortgage banking income (loss)	407	206	1	—	—	265	(65)
Gains on sales of debt securities	385	—	—	—	—	—	385
Other income (loss)	462	241	251	102	(22)	194	(304)
Total noninterest income	10,870	2,828	3,091	1,844	2,635	458	14
Total revenue, net of interest expense (FTE basis) (2)	20,612	7,832	4,468	4,190	3,770	840	(488)
Provision for credit losses	806	648	(2)	179	42	6	(67)
Noninterest expense	13,808	4,435	3,446	2,018	2,683	1,142	84
Income (loss) before income taxes (FTE basis)	5,998	2,749	1,024	1,993	1,045	(308)	(505)
Income tax expense (benefit) (FTE basis)	1,677	990	368	716	224	(112)	(509)
Net income (loss) (2)	$4,321	$1,759	$656	$1,277	$821	$(196)	$4

Average
Total loans and leases	$882,841	$206,337	$133,168	$310,043	$66,392	$29,074	$137,827
Total assets (1)	2,168,993	612,342	274,192	370,246	597,103	50,708	264,402
Total deposits	1,159,231	548,897	243,980	296,321	37,050	n/m	22,603
Period end
Total loans and leases	$887,689	$208,981	$134,630	$315,224	$70,159	$27,982	$130,713
Total assets (1)	2,153,006	615,121	279,155	372,363	579,776	49,064	257,527
Total deposits	1,162,009	551,541	246,172	297,644	36,019	n/m	21,769

(1)	Total assets include asset allocations to match liabilities (i.e., deposits).

(2)	For information on the impact of early adoption of new accounting guidance on recognition and measurement of financial instruments, see page 2.

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	16

Bank of America Corporation and Subsidiaries
Quarterly Results by Business Segment (continued)
(Dollars in millions)
	Fourth Quarter 2014
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	Legacy Assets & Servicing	All Other
Net interest income (FTE basis)	$9,865	$4,967	$1,406	$2,415	$1,036	$390	$(349)
Card income	1,610	1,324	54	123	19	—	90
Service charges	1,844	1,042	19	712	65	—	6
Investment and brokerage services	3,397	66	2,763	17	551	—	—
Investment banking income (loss)	1,541	(1)	72	830	670	—	(30)
Equity investment income (loss)	(20)	—	2	1	15	—	(38)
Trading account profits (losses)	111	—	39	(9)	76	—	5
Mortgage banking income (loss)	352	193	1	—	—	241	(83)
Gains on sales of debt securities	163	2	—	—	—	—	161
Other income (loss)	92	166	247	225	(45)	7	(508)
Total noninterest income	9,090	2,792	3,197	1,899	1,351	248	(397)
Total revenue, net of interest expense (FTE basis)	18,955	7,759	4,603	4,314	2,387	638	(746)
Provision for credit losses	219	653	14	(31)	26	(113)	(330)
Noninterest expense	14,196	4,419	3,442	1,969	2,522	1,360	484
Income (loss) before income taxes (FTE basis)	4,540	2,687	1,147	2,376	(161)	(609)	(900)
Income tax expense (benefit) (FTE basis)	1,490	1,033	442	856	(86)	(230)	(525)
Net income (loss)	$3,050	$1,654	$705	$1,520	$(75)	$(379)	$(375)

Average
Total loans and leases	$884,733	$199,215	$123,544	$287,003	$58,108	$33,772	$183,091
Total assets (1)	2,137,551	582,006	266,717	365,143	611,829	48,577	263,279
Total deposits	1,122,514	517,581	238,835	292,096	40,941	n/m	22,162
Period end
Total loans and leases	$881,391	$202,000	$125,431	$288,905	$59,388	$33,055	$172,612
Total assets (1)	2,104,534	588,878	274,887	353,637	579,594	45,957	261,581
Total deposits	1,118,936	524,415	245,391	279,792	40,746	n/m	19,240

(1)	Total assets include asset allocations to match liabilities (i.e., deposits).

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	17

Bank of America Corporation and Subsidiaries
Annual Results by Business Segment
(Dollars in millions)
	Year Ended December 31, 2015
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	Legacy Assets & Servicing	All Other
Net interest income (FTE basis)	$40,160	$19,844	$5,499	$9,254	$4,338	$1,573	$(348)
Card income	5,959	4,934	181	499	82	—	263
Service charges	7,381	4,101	73	2,914	275	—	18
Investment and brokerage services	13,337	268	10,792	64	2,221	—	(8)
Investment banking income (loss)	5,572	—	261	3,110	2,401	—	(200)
Equity investment income	261	46	—	8	207	—	—
Trading account profits (losses)	6,473	—	195	218	6,070	(4)	(6)
Mortgage banking income (loss)	2,364	883	5	—	1	1,658	(183)
Gains (losses) on sales of debt securities	1,091	2	—	1	10	(1)	1,079
Other income (loss)	818	540	995	851	(538)	204	(1,234)
Total noninterest income	43,256	10,774	12,502	7,665	10,729	1,857	(271)
Total revenue, net of interest expense (FTE basis) (1)	83,416	30,618	18,001	16,919	15,067	3,430	(619)
Provision for credit losses	3,161	2,524	51	685	99	144	(342)
Noninterest expense	57,192	17,485	13,843	7,888	11,310	4,451	2,215
Income (loss) before income taxes (FTE basis)	23,063	10,609	4,107	8,346	3,658	(1,165)	(2,492)
Income tax expense (benefit) (FTE basis)	7,175	3,870	1,498	3,073	1,162	(425)	(2,003)
Net income (loss) (1)	$15,888	$6,739	$2,609	$5,273	$2,496	$(740)	$(489)

Average
Total loans and leases	$882,183	$204,723	$131,383	$305,220	$63,572	$29,885	$147,400
Total assets (2)	2,160,141	609,310	275,866	369,001	596,849	51,222	257,893
Total deposits	1,155,860	545,839	244,725	294,733	38,470	n/m	21,862
Period end
Total loans and leases	$903,001	$214,405	$137,847	$325,677	$73,208	$26,521	$125,343
Total assets (2)	2,144,316	636,464	296,139	382,043	551,587	47,292	230,791
Total deposits	1,197,259	572,739	260,893	296,162	37,276	n/m	22,898

	Year Ended December 31, 2014
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	Legacy Assets & Servicing	All Other
Net interest income (FTE basis)	$40,821	$20,177	$5,836	$9,810	$4,004	$1,520	$(526)
Card income	5,944	4,844	204	456	84	—	356
Service charges	7,443	4,160	76	2,901	281	—	25
Investment and brokerage services	13,284	251	10,722	69	2,205	—	37
Investment banking income (loss)	6,065	(1)	323	3,213	2,743	—	(213)
Equity investment income	1,130	1	7	64	331	—	727
Trading account profits	6,309	—	179	125	5,997	7	1
Mortgage banking income (loss)	1,563	813	4	—	1	1,045	(300)
Gains on sales of debt securities	1,354	17	1	—	10	16	1,310
Other income (loss)	1,203	547	1,052	969	532	88	(1,985)
Total noninterest income	44,295	10,632	12,568	7,797	12,184	1,156	(42)
Total revenue, net of interest expense (FTE basis)	85,116	30,809	18,404	17,607	16,188	2,676	(568)
Provision for credit losses	2,275	2,680	14	322	110	127	(978)
Noninterest expense	75,117	17,865	13,654	8,170	11,862	20,633	2,933
Income (loss) before income taxes (FTE basis)	7,724	10,264	4,736	9,115	4,216	(18,084)	(2,523)
Income tax expense (benefit) (FTE basis)	2,891	3,828	1,767	3,346	1,511	(4,974)	(2,587)
Net income (loss)	$4,833	$6,436	$2,969	$5,769	$2,705	$(13,110)	$64

Average
Total loans and leases	$903,901	$197,115	$119,775	$286,484	$62,073	$35,941	$202,513
Total assets (2)	2,145,590	577,238	267,511	362,273	607,623	52,133	278,812
Total deposits	1,124,207	512,820	240,242	288,010	40,813	n/m	30,834
Period end
Total loans and leases	$881,391	$202,000	$125,431	$288,905	$59,388	$33,055	$172,612
Total assets (2)	2,104,534	588,878	274,887	353,637	579,594	45,957	261,581
Total deposits	1,118,936	524,415	245,391	279,792	40,746	n/m	19,240

(1)	For information on the impact of early adoption of new accounting guidance on recognition and measurement of financial instruments, see page 2.

(2)	Total assets include asset allocations to match liabilities (i.e., deposits).

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	18

Bank of America Corporation and Subsidiaries
Consumer Banking Segment Results
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2015	Third Quarter 2015	Second Quarter 2015	First Quarter 2015	Fourth Quarter 2014
	2015	2014
Net interest income (FTE basis)	$19,844	$20,177	$5,059	$5,004	$4,910	$4,871	$4,967
Noninterest income:
Card income	4,934	4,844	1,313	1,248	1,206	1,167	1,324
Service charges	4,101	4,160	1,045	1,057	1,033	966	1,042
Mortgage banking income	883	813	133	206	256	288	193
All other income	856	815	242	317	139	158	233
Total noninterest income	10,774	10,632	2,733	2,828	2,634	2,579	2,792
Total revenue, net of interest expense (FTE basis)	30,618	30,809	7,792	7,832	7,544	7,450	7,759

Provision for credit losses	2,524	2,680	654	648	506	716	653

Noninterest expense	17,485	17,865	4,343	4,435	4,318	4,389	4,419
Income before income taxes (FTE basis)	10,609	10,264	2,795	2,749	2,720	2,345	2,687
Income tax expense (FTE basis)	3,870	3,828	996	990	1,014	870	1,033
Net income	$6,739	$6,436	$1,799	$1,759	$1,706	$1,475	$1,654

Net interest yield (FTE basis)	3.46%	3.73%	3.43%	3.45%	3.44%	3.54%	3.61%
Return on average allocated capital (1)	23	21	25	24	24	21	22
Efficiency ratio (FTE basis)	57.11	57.99	55.75	56.62	57.24	58.90	56.95

Balance Sheet
Average
Total loans and leases	$204,723	$197,115	$211,126	$206,337	$201,703	$199,581	$199,215
Total earning assets (2)	573,072	541,097	584,813	576,203	572,261	558,691	545,586
Total assets (2)	609,310	577,238	620,861	612,342	608,921	594,797	582,006
Total deposits	545,839	512,820	557,319	548,897	545,455	531,366	517,581
Allocated capital (1)	29,000	30,000	29,000	29,000	29,000	29,000	30,000

Period end
Total loans and leases	$214,405	$202,000	$214,405	$208,981	$204,380	$200,153	$202,000
Total earning assets (2)	599,631	551,922	599,631	578,654	575,165	576,745	551,922
Total assets (2)	636,464	588,878	636,464	615,121	611,021	613,030	588,878
Total deposits	572,739	524,415	572,739	551,541	547,347	549,495	524,415

(1)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Allocated capital and the related return are non-GAAP financial measures. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in assessing the results of the segments. Other companies may define or calculate these measures differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 45-48.)

(2)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders' equity.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	19

Bank of America Corporation and Subsidiaries
Consumer Banking Annual Results
(Dollars in millions)
	Year Ended December 31, 2015
	Total Consumer Banking	Deposits	Consumer Lending
Net interest income (FTE basis)	$19,844	$9,624	$10,220
Noninterest income:
Card income	4,934	11	4,923
Service charges	4,101	4,100	1
Mortgage banking income	883	—	883
All other income	856	482	374
Total noninterest income	10,774	4,593	6,181
Total revenue, net of interest expense (FTE basis)	30,618	14,217	16,401

Provision for credit losses	2,524	199	2,325

Noninterest expense	17,485	9,792	7,693
Income before income taxes (FTE basis)	10,609	4,226	6,383
Income tax expense (FTE basis)	3,870	1,541	2,329
Net income	$6,739	$2,685	$4,054

Net interest yield (FTE basis)	3.46%	1.75%	5.08%
Return on average allocated capital (1)	23	22	24
Efficiency ratio (FTE basis)	57.11	68.87	46.91

Balance Sheet
Average
Total loans and leases	$204,723	$5,829	$198,894
Total earning assets (2)	573,072	549,686	201,190
Total assets (2)	609,310	576,653	210,461
Total deposits	545,839	544,685	n/m
Allocated capital (1)	29,000	12,000	17,000

Period end
Total loans and leases	$214,405	$5,927	$208,478
Total earning assets (2)	599,631	576,241	210,208
Total assets (2)	636,464	603,580	219,702
Total deposits	572,739	571,467	n/m

	Year Ended December 31, 2014
	Total Consumer Banking	Deposits	Consumer Lending
Net interest income (FTE basis)	$20,177	$9,436	$10,741
Noninterest income:
Card income	4,844	10	4,834
Service charges	4,160	4,159	1
Mortgage banking income	813	—	813
All other income	815	418	397
Total noninterest income	10,632	4,587	6,045
Total revenue, net of interest expense (FTE basis)	30,809	14,023	16,786

Provision for credit losses	2,680	268	2,412

Noninterest expense	17,865	9,905	7,960
Income before income taxes (FTE basis)	10,264	3,850	6,414
Income tax expense (FTE basis)	3,828	1,435	2,393
Net income	$6,436	$2,415	$4,021

Net interest yield (FTE basis)	3.73%	1.83%	5.54%
Return on average allocated capital (1)	21	22	21
Efficiency ratio (FTE basis)	57.99	70.63	47.42

Balance Sheet
Average
Total loans and leases	$197,115	$6,059	$191,056
Total earning assets (2)	541,097	516,014	193,923
Total assets (2)	577,238	542,748	203,330
Total deposits	512,820	511,925	n/m
Allocated capital (1)	30,000	11,000	19,000

Period end
Total loans and leases	$202,000	$5,951	$196,049
Total earning assets (2)	551,922	526,849	199,097
Total assets (2)	588,878	554,173	208,729
Total deposits	524,415	523,350	n/m

For footnotes see page 22.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	20

Bank of America Corporation and Subsidiaries
Consumer Banking Quarterly Results
(Dollars in millions)
	Fourth Quarter 2015
	Total Consumer Banking	Deposits	Consumer Lending
Net interest income (FTE basis)	$5,059	$2,500	$2,559
Noninterest income:
Card income	1,313	3	1,310
Service charges	1,045	1,044	1
Mortgage banking income	133	—	133
All other income	242	126	116
Total noninterest income	2,733	1,173	1,560
Total revenue, net of interest expense (FTE basis)	7,792	3,673	4,119

Provision for credit losses	654	54	600

Noninterest expense	4,343	2,487	1,856
Income before income taxes (FTE basis)	2,795	1,132	1,663
Income tax expense (FTE basis)	996	404	592
Net income	$1,799	$728	$1,071

Net interest yield (FTE basis)	3.43%	1.77%	4.91%
Return on average allocated capital (1)	25	24	25
Efficiency ratio (FTE basis)	55.75	67.73	45.07

Balance Sheet
Average
Total loans and leases	$211,126	$5,835	$205,291
Total earning assets (2)	584,813	561,266	207,062
Total assets (2)	620,861	588,097	216,279
Total deposits	557,319	556,063	n/m
Allocated capital (1)	29,000	12,000	17,000

Period end
Total loans and leases	$214,405	$5,927	$208,478
Total earning assets (2)	599,631	576,241	210,208
Total assets (2)	636,464	603,580	219,702
Total deposits	572,739	571,467	n/m

	Third Quarter 2015
	Total Consumer Banking	Deposits	Consumer Lending
Net interest income (FTE basis)	$5,004	$2,438	$2,566
Noninterest income:
Card income	1,248	2	1,246
Service charges	1,057	1,057	—
Mortgage banking income	206	—	206
All other income	317	133	184
Total noninterest income	2,828	1,192	1,636
Total revenue, net of interest expense (FTE basis)	7,832	3,630	4,202

Provision for credit losses	648	58	590

Noninterest expense	4,435	2,486	1,949
Income before income taxes (FTE basis)	2,749	1,086	1,663
Income tax expense (FTE basis)	990	391	599
Net income	$1,759	$695	$1,064

Net interest yield (FTE basis)	3.45%	1.75%	5.01%
Return on average allocated capital (1)	24	23	25
Efficiency ratio (FTE basis)	56.62	68.48	46.37

Balance Sheet
Average
Total loans and leases	$206,337	$5,813	$200,524
Total earning assets (2)	576,203	552,616	203,013
Total assets (2)	612,342	579,684	212,084
Total deposits	548,897	547,728	n/m
Allocated capital (1)	29,000	12,000	17,000

Period end
Total loans and leases	$208,981	$5,820	$203,161
Total earning assets (2)	578,654	555,210	205,415
Total assets (2)	615,121	582,164	214,928
Total deposits	551,541	550,240	n/m

For footnotes see page 22.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	21

Bank of America Corporation and Subsidiaries
Consumer Banking Quarterly Results (continued)
(Dollars in millions)
	Fourth Quarter 2014
	Total Consumer Banking	Deposits	Consumer Lending
Net interest income (FTE basis)	$4,967	$2,313	$2,654
Noninterest income:
Card income	1,324	2	1,322
Service charges	1,042	1,042	—
Mortgage banking income	193	—	193
All other income	233	120	113
Total noninterest income	2,792	1,164	1,628
Total revenue, net of interest expense (FTE basis)	7,759	3,477	4,282

Provision for credit losses	653	61	592

Noninterest expense	4,419	2,499	1,920
Income before income taxes (FTE basis)	2,687	917	1,770
Income tax expense (FTE basis)	1,033	355	678
Net income	$1,654	$562	$1,092

Net interest yield (FTE basis)	3.61%	1.76%	5.38%
Return on average allocated capital (1)	22	20	23
Efficiency ratio (FTE basis)	56.95	71.85	44.84

Balance Sheet
Average
Total loans and leases	$199,215	$5,966	$193,249
Total earning assets (2)	545,586	520,320	195,788
Total assets (2)	582,006	547,248	205,280
Total deposits	517,581	516,481	n/m
Allocated capital (1)	30,000	11,000	19,000

Period end
Total loans and leases	$202,000	$5,951	$196,049
Total earning assets (2)	551,922	526,849	199,097
Total assets (2)	588,878	554,173	208,729
Total deposits	524,415	523,350	n/m

(1)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Allocated capital and the related return are non-GAAP financial measures. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in assessing the results of the segments. Other companies may define or calculate these measures differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 45-48.)

(2)
For presentation purposes, in segments or businesses where the total of liabilities and equity exceeds assets, the Corporation allocates assets from All Other to match the segments' and businesses' liabilities and allocated shareholders' equity. As a result, total earning assets and total assets of the businesses may not equal total Consumer Banking.

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	22

Bank of America Corporation and Subsidiaries
Consumer Banking Key Indicators
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2015	Third Quarter 2015	Second Quarter 2015	First Quarter 2015	Fourth Quarter 2014
	2015	2014
Average deposit balances
Checking	$259,602	$236,140	$267,475	$261,469	$259,007	$250,248	$241,254
Savings	44,878	44,616	44,518	44,721	45,748	44,525	43,972
MMS	188,536	168,493	195,756	191,358	186,750	180,078	172,992
CDs and IRAs	50,085	60,766	46,791	48,644	51,178	53,820	56,476
Non-U.S. and other	2,738	2,805	2,779	2,705	2,772	2,695	2,887
Total average deposit balances	$545,839	$512,820	$557,319	$548,897	$545,455	$531,366	$517,581

Deposit spreads (excludes noninterest costs)
Checking	2.03%	2.08%	2.02%	2.03%	2.04%	2.03%	2.08%
Savings	2.30	2.31	2.29	2.29	2.29	2.31	2.32
MMS	1.23	1.18	1.24	1.23	1.22	1.23	1.21
CDs and IRAs	0.60	0.50	0.69	0.62	0.58	0.54	0.52
Non-U.S. and other	0.47	0.46	0.54	0.48	0.44	0.42	0.40
Total deposit spreads	1.63	1.60	1.65	1.64	1.63	1.62	1.63

Client brokerage assets	$122,721	$113,763	$122,721	$117,210	$121,961	$118,492	$113,763

Online banking active accounts (units in thousands)	31,674	30,904	31,674	31,627	31,365	31,523	30,904
Mobile banking active users (units in thousands) (1)	18,705	16,539	18,705	18,398	17,626	17,092	16,539
Financial centers	4,726	4,855	4,726	4,741	4,789	4,835	4,855
ATMs	16,038	15,834	16,038	16,062	15,992	15,903	15,834

Total U.S. credit card (2)
Loans
Average credit card outstandings	$88,244	$88,962	$88,623	$88,201	$87,460	$88,695	$89,381
Ending credit card outstandings	89,602	91,879	89,602	88,339	88,403	87,288	91,879
Credit quality
Net charge-offs	$2,314	$2,638	$563	$546	$584	$621	$612
	2.62%	2.96%	2.52%	2.46%	2.68%	2.84%	2.71%
30+ delinquency	$1,575	$1,701	$1,575	$1,514	$1,486	$1,581	$1,701
	1.76%	1.85%	1.76%	1.71%	1.68%	1.81%	1.85%
90+ delinquency	$789	$866	$789	$721	$742	$795	$866
	0.88%	0.94%	0.88%	0.82%	0.84%	0.91%	0.94%
Other Total U.S. credit card indicators (2)
Gross interest yield	9.16%	9.34%	9.15%	9.15%	9.08%	9.27%	9.26%
Risk adjusted margin	9.33	9.44	9.81	9.54	8.92	9.05	9.96
New accounts (in thousands)	4,973	4,541	1,260	1,257	1,295	1,161	1,184
Purchase volumes	$221,378	$212,088	$58,752	$56,472	$55,976	$50,178	$55,857

Debit card data
Purchase volumes	$277,695	$272,576	$70,755	$69,288	$70,754	$66,898	$69,204

For footnotes see page 24.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	23

Bank of America Corporation and Subsidiaries
Consumer Banking Key Indicators (continued)
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2015	Third Quarter 2015	Second Quarter 2015	First Quarter 2015	Fourth Quarter 2014
	2015	2014
Loan production (3):
Total (4)
First mortgage	$56,930	$43,290	$13,543	$13,712	$15,962	$13,713	$11,616
Home equity	13,060	11,233	3,494	3,140	3,209	3,217	3,420
Consumer Banking
First mortgage	$40,878	$32,339	$9,733	$10,026	$11,265	$9,854	$8,316
Home equity	11,988	10,286	3,192	2,840	2,939	3,017	3,129

Mortgage banking income
Consumer Lending:
Core production revenue	$942	$875	$148	$221	$273	$300	$214
Representations and warranties provision	11	10	2	2	1	6	(4)
Other consumer mortgage banking income (5)	(70)	(72)	(17)	(17)	(18)	(18)	(17)
Total Consumer Lending mortgage banking income	883	813	133	206	256	288	193
Legacy Assets & Servicing mortgage banking income (6)	1,658	1,045	250	265	682	461	241
Eliminations (7)	(177)	(295)	(121)	(64)	63	(55)	(82)
Total consolidated mortgage banking income	$2,364	$1,563	$262	$407	$1,001	$694	$352

(1)	Beginning in the first quarter of 2015, mobile users include Merrill Edge and MyMerrill users of approximately 150 thousand.

(2)	In addition to the U.S. credit card portfolio in Consumer Banking, the remaining U.S. credit card portfolio is in GWIM.

(3)	The above loan production amounts represent the unpaid principal balance of loans and in the case of home equity, the principal amount of the total line of credit.

(4)	In addition to loan production in Consumer Banking, there is also first mortgage and home equity loan production in GWIM.

(5)	Primarily intercompany charge for loan servicing activities provided by Legacy Assets & Servicing.

(6)	Amounts for Legacy Assets & Servicing are included in this Consumer Banking table to show the components of consolidated mortgage banking income.

(7)
Includes the effect of transfers of mortgage loans from Consumer Banking to the ALM portfolio included in All Other, intercompany charges for loan servicing and net gains or losses on intercompany trades related to mortgage servicing rights risk management.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	24

Bank of America Corporation and Subsidiaries
Global Wealth & Investment Management Segment Results
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2015	Third Quarter 2015	Second Quarter 2015	First Quarter 2015	Fourth Quarter 2014
	2015	2014
Net interest income (FTE basis)	$5,499	$5,836	$1,412	$1,377	$1,359	$1,351	$1,406
Noninterest income:
Investment and brokerage services	10,792	10,722	2,638	2,682	2,749	2,723	2,763
All other income	1,710	1,846	393	409	465	443	434
Total noninterest income	12,502	12,568	3,031	3,091	3,214	3,166	3,197
Total revenue, net of interest expense (FTE basis)	18,001	18,404	4,443	4,468	4,573	4,517	4,603

Provision for credit losses	51	14	15	(2)	15	23	14

Noninterest expense	13,843	13,654	3,478	3,446	3,459	3,460	3,442
Income before income taxes	4,107	4,736	950	1,024	1,099	1,034	1,147
Income tax expense (FTE basis)	1,498	1,767	336	368	410	384	442
Net income	$2,609	$2,969	$614	$656	$689	$650	$705

Net interest yield (FTE basis)	2.12%	2.34%	2.08%	2.12%	2.17%	2.13%	2.24%
Return on average allocated capital (1)	22	25	20	22	23	22	23
Efficiency ratio (FTE basis)	76.90	74.19	78.27	77.14	75.64	76.61	74.80

Balance sheet
Average
Total loans and leases	$131,383	$119,775	$135,839	$133,168	$130,270	$126,129	$123,544
Total earning assets (2)	258,935	248,979	269,135	257,344	251,528	257,625	248,614
Total assets (2)	275,866	267,511	285,214	274,192	268,835	275,130	266,717
Total deposits	244,725	240,242	251,306	243,980	239,974	243,561	238,835
Allocated capital (1)	12,000	12,000	12,000	12,000	12,000	12,000	12,000

Period end
Total loans and leases	$137,847	$125,431	$137,847	$134,630	$132,377	$127,556	$125,431
Total earning assets (2)	279,465	256,519	279,465	262,870	250,720	255,840	256,519
Total assets (2)	296,139	274,887	296,139	279,155	267,021	272,777	274,887
Total deposits	260,893	245,391	260,893	246,172	237,624	244,080	245,391

(1)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Allocated capital and the related return are non-GAAP financial measures. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in assessing the results of the segments. Other companies may define or calculate these measures differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 45-48.)

(2)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders' equity.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	25

Bank of America Corporation and Subsidiaries
Global Wealth & Investment Management Key Indicators
(Dollars in millions, except as noted)
	Year Ended December 31		Fourth Quarter 2015	Third Quarter 2015	Second Quarter 2015	First Quarter 2015	Fourth Quarter 2014
	2015	2014
Revenue by Business
Merrill Lynch Global Wealth Management	$14,898	$15,256	$3,664	$3,694	$3,792	$3,748	$3,827
U.S. Trust	3,027	3,084	756	756	764	751	759
Other (1)	76	64	23	18	17	18	17
Total revenue, net of interest expense (FTE basis)	$18,001	$18,404	$4,443	$4,468	$4,573	$4,517	$4,603

Client Balances by Business, at period end
Merrill Lynch Global Wealth Management	$1,985,309	$2,033,801	$1,985,309	$1,942,623	$2,051,514	$2,043,447	$2,033,801
U.S. Trust	388,604	387,491	388,604	375,751	388,829	391,105	387,491
Other (1)	82,929	76,705	82,929	78,110	81,318	75,295	76,705
Total client balances	$2,456,842	$2,497,997	$2,456,842	$2,396,484	$2,521,661	$2,509,847	$2,497,997

Client Balances by Type, at period end
Long-term assets under management (2)	$817,938	$826,171	$817,938	$798,887	$849,046	$841,966	$826,171
Liquidity assets under management (3)	82,925	76,701	82,925	78,106	81,314	75,291	76,701
Assets under management	900,863	902,872	900,863	876,993	930,360	917,257	902,872
Brokerage assets	1,040,938	1,081,434	1,040,938	1,026,355	1,079,084	1,076,277	1,081,434
Assets in custody	113,239	139,555	113,239	109,196	138,774	141,273	139,555
Deposits	260,892	245,391	260,892	246,172	237,624	244,080	245,391
Loans and leases (4)	140,910	128,745	140,910	137,768	135,819	130,960	128,745
Total client balances	$2,456,842	$2,497,997	$2,456,842	$2,396,484	$2,521,661	$2,509,847	$2,497,997

Assets Under Management Rollforward
Assets under management, beginning balance	$902,872	$821,449	$876,993	$930,360	$917,257	$902,872	$888,006
Net long-term client flows	34,441	49,800	6,746	4,448	8,593	14,654	9,380
Net liquidity client flows	6,133	3,361	4,813	(3,210)	6,023	(1,493)	(255)
Market valuation/other	(42,583)	28,262	12,311	(54,605)	(1,513)	1,224	5,741
Total assets under management, ending balance	$900,863	$902,872	$900,863	$876,993	$930,360	$917,257	$902,872

Associates, at period end (5)
Number of financial advisors	16,724	16,035	16,724	16,605	16,419	16,175	16,035
Total wealth advisors	18,167	17,231	18,167	18,037	17,798	17,508	17,231
Total client-facing professionals	20,632	19,750	20,632	20,535	20,312	20,018	19,750

Merrill Lynch Global Wealth Management Metric
Financial advisor productivity (6) (in thousands)	$1,019	$1,065	$992	$1,000	$1,041	$1,041	$1,070

U.S. Trust Metric, at period end
Client-facing professionals	2,181	2,155	2,181	2,178	2,155	2,157	2,155

(1)	Includes the results of BofA Global Capital Management, the cash management division of Bank of America, and certain administrative items.

(2)	Defined as assets under advisory and discretion of GWIM in which the duration of the investment strategy is longer than one year.

(3)
Defined as assets under advisory and discretion of GWIM in which the investment strategy seeks current income, while maintaining liquidity and capital preservation. The duration of these strategies is primarily less than one year.

(4)	Includes margin receivables which are classified in customer and other receivables on the Consolidated Balance Sheet.

(5)
Includes financial advisors in the Consumer Banking segment of 2,191, 2,042, 2,049, 1,992 and 1,950 at December 31, 2015, September 30, 2015, June 30, 2015, March 31, 2015 and December 31, 2014, respectively.

(6)
Financial advisor productivity is defined as annualized Merrill Lynch Global Wealth Management total revenue divided by the total number of financial advisors (excluding financial advisors in the Consumer Banking segment). Total revenue excludes corporate allocation of net interest income related to certain ALM activities.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	26

Bank of America Corporation and Subsidiaries
Global Banking Segment Results
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2015	Third Quarter 2015	Second Quarter 2015	First Quarter 2015	Fourth Quarter 2014
	2015	2014
Net interest income (FTE basis)	$9,254	$9,810	$2,435	$2,346	$2,213	$2,260	$2,415
Noninterest income:
Service charges	2,914	2,901	730	746	728	710	712
Investment banking fees	3,110	3,213	729	752	777	852	830
All other income	1,641	1,683	459	346	388	448	357
Total noninterest income	7,665	7,797	1,918	1,844	1,893	2,010	1,899
Total revenue, net of interest expense (FTE basis)	16,919	17,607	4,353	4,190	4,106	4,270	4,314

Provision for credit losses	685	322	233	179	177	96	(31)

Noninterest expense	7,888	8,170	1,938	2,018	1,932	2,000	1,969
Income before income taxes (FTE basis)	8,346	9,115	2,182	1,993	1,997	2,174	2,376
Income tax expense (FTE basis)	3,073	3,346	804	716	746	807	856
Net income	$5,273	$5,769	$1,378	$1,277	$1,251	$1,367	$1,520

Net interest yield (FTE basis)	2.85%	3.10%	2.86%	2.86%	2.80%	2.89%	2.99%
Return on average allocated capital (1)	15	17	16	14	14	16	18
Efficiency ratio (FTE basis)	46.62	46.40	44.47	48.17	47.06	46.86	45.63

Balance Sheet
Average
Total loans and leases	$305,220	$286,484	$320,290	$310,043	$300,631	$289,522	$287,003
Total earning assets (2)	324,402	316,880	337,762	325,740	316,912	316,949	320,341
Total assets (2)	369,001	362,273	381,887	370,246	361,867	361,771	365,143
Total deposits	294,733	288,010	307,806	296,321	288,117	286,434	292,096
Allocated capital (1)	35,000	33,500	35,000	35,000	35,000	35,000	33,500

Period end
Total loans and leases	$325,677	$288,905	$325,677	$315,224	$307,085	$295,653	$288,905
Total earning assets (2)	336,755	308,419	336,755	327,313	322,977	318,775	308,419
Total assets (2)	382,043	353,637	382,043	372,363	367,052	365,024	353,637
Total deposits	296,162	279,792	296,162	297,644	292,261	290,422	279,792

(1)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Allocated capital and the related return are non-GAAP financial measures. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in assessing the results of the segments. Other companies may define or calculate these measures differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 45-48.)

(2)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders' equity.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	27

Bank of America Corporation and Subsidiaries
Global Banking Key Indicators
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2015	Third Quarter 2015	Second Quarter 2015	First Quarter 2015	Fourth Quarter 2014
	2015	2014
Investment Banking fees (1)
Advisory (2)	$1,354	$1,098	$355	$365	$247	$387	$316
Debt issuance	1,296	1,532	265	325	371	335	379
Equity issuance	460	583	109	62	159	130	135
Total Investment Banking fees (3)	$3,110	$3,213	$729	$752	$777	$852	$830

Business Lending
Corporate	$3,291	$3,420	$878	$816	$708	$889	$800
Commercial	3,974	3,942	1,074	984	1,004	912	991
Business Banking	342	363	79	89	87	87	92
Total Business Lending revenue	$7,607	$7,725	$2,031	$1,889	$1,799	$1,888	$1,883

Global Transaction Services
Corporate	$2,802	$2,992	$723	$715	$706	$658	$746
Commercial	2,633	2,854	679	673	636	645	700
Business Banking	702	715	185	181	170	166	184
Total Global Transaction Services revenue	$6,137	$6,561	$1,587	$1,569	$1,512	$1,469	$1,630

Average deposit balances
Interest-bearing	$65,667	$78,929	$66,227	$64,960	$65,504	$65,982	$71,148
Noninterest-bearing	229,066	209,081	241,579	231,361	222,613	220,452	220,948
Total average deposits	$294,733	$288,010	$307,806	$296,321	$288,117	$286,434	$292,096

Loan spread	1.62%	1.73%	1.60%	1.61%	1.60%	1.68%	1.69%

Provision for credit losses	$685	$322	$233	$179	$177	$96	$(31)

Credit quality (4, 5)
Reservable utilized criticized exposure	$15,009	$9,662	$15,009	$11,786	$11,411	$10,471	$9,662
	4.28%	3.07%	4.28%	3.46%	3.44%	3.28%	3.07%

Nonperforming loans, leases and foreclosed properties	$935	$892	$935	$899	$1,179	$979	$892
	0.29%	0.31%	0.29%	0.29%	0.38%	0.33%	0.31%

Average loans and leases by product
U.S. commercial	$165,438	$151,772	$175,111	$167,692	$162,580	$156,137	$153,256
Commercial real estate	45,435	43,194	48,521	46,904	44,066	42,163	41,445
Commercial lease financing	26,212	25,205	27,172	26,486	25,728	25,442	25,105
Non-U.S. commercial	68,119	66,295	69,471	68,947	68,242	65,763	67,178
Other	16	18	15	14	15	17	19
Total average loans and leases	$305,220	$286,484	$320,290	$310,043	$300,631	$289,522	$287,003

Total Corporation Investment Banking fees
Advisory (2)	$1,503	$1,205	$408	$391	$276	$428	$340
Debt issuance	3,033	3,583	617	748	887	781	883
Equity issuance	1,236	1,490	286	188	417	345	348
Total investment banking fees including self-led deals	5,772	6,278	1,311	1,327	1,580	1,554	1,571
Self-led deals	(200)	(213)	(39)	(40)	(54)	(67)	(30)
Total Investment Banking fees	$5,572	$6,065	$1,272	$1,287	$1,526	$1,487	$1,541

(1)	Investment banking fees represent total investment banking fees for Global Banking inclusive of self-led deals and fees included within Business Lending.

(2)	Advisory includes fees on debt and equity advisory and mergers and acquisitions.

(3)
Investment banking fees represent only the fee component of Global Banking and do not include certain less significant items shared with the Investment Banking Group under internal revenue sharing agreements.

(4)
Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The reservable criticized exposure is on an end-of-period basis and is also shown as a percentage of total commercial utilized reservable criticized exposure, including loans and leases, standby letters of credit, financial guarantees, commercial letters of credit and bankers' acceptances.

(5)	Nonperforming loans, leases and foreclosed properties are on an end-of-period basis. The nonperforming ratio is nonperforming assets divided by loans, leases and foreclosed properties.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	28

Bank of America Corporation and Subsidiaries
Investment Banking Product Rankings

	Year Ended December 31, 2015
	Global		U.S.
	Product Ranking	Market Share	Product Ranking	Market Share
Net investment banking revenue	3	6.3%	3	9.2%
Announced mergers and acquisitions	4	22.8	4	26.9
Equity capital markets	4	5.9	5	9.5
Debt capital markets	2	6.2	2	10.5
High-yield corporate debt	3	8.1	2	9.8
Leveraged loans	2	8.5	2	11.3
Mortgage-backed securities	3	9.5	4	10.2
Asset-backed securities	2	9.0	2	12.8
Convertible debt	2	8.4	2	14.6
Common stock underwriting	5	5.6	7	8.7
Investment-grade corporate debt	2	6.4	2	12.3
Syndicated loans	2	8.2	2	11.7
Source: Dealogic data as of January 5, 2016. Figures above include self-led transactions.

•	Rankings based on deal volumes except for net investment banking revenue rankings which reflect fees.

•	Debt capital markets excludes loans but includes agencies.

•	Mergers and acquisitions fees included in investment banking revenues reflect 10 percent fee credit at announcement and 90 percent fee credit at completion as per Dealogic.

•	Mergers and acquisitions volume rankings are for announced transactions and provide credit to all investment banks advising either side of the transaction.

•	Each advisor receives full credit for the deal amount unless advising a minor stakeholder.
Highlights

Global top 3 rankings in:
High-yield corporate debt	Convertible debt
Leveraged loans	Investment-grade corporate debt
Mortgage-backed securities	Syndicated loans
Asset-backed securities	Debt capital markets

U.S. top 3 rankings in:
High-yield corporate debt	Investment-grade corporate debt
Leveraged loans	Syndicated loans
Asset-backed securities	Debt capital markets
Convertible debt

Top 3 rankings excluding self-led deals:

Global:	High-yield corporate debt, Leveraged loans, Mortgage-backed securities, Asset-backed securities, Convertible debt, Investment-grade corporate debt, Syndicated loans, Debt capital markets

U.S.:	High-yield corporate debt, Leveraged loans, Asset-backed securities, Convertible debt, Investment-grade corporate debt, Syndicated loans, Debt capital markets

This information is preliminary and based on company data available at the time of the presentation.	29

Bank of America Corporation and Subsidiaries
Global Markets Segment Results
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2015	Third Quarter 2015	Second Quarter 2015	First Quarter 2015	Fourth Quarter 2014
	2015	2014
Net interest income (FTE basis)	$4,338	$4,004	$1,166	$1,135	$1,028	$1,009	$1,036
Noninterest income:
Investment and brokerage services	2,221	2,205	518	574	556	573	551
Investment banking fees	2,401	2,743	532	521	718	630	670
Trading account profits	6,070	5,997	788	1,462	1,693	2,127	76
All other income	37	1,239	124	78	(28)	(137)	54
Total noninterest income	10,729	12,184	1,962	2,635	2,939	3,193	1,351
Total revenue, net of interest expense (FTE basis) (1, 2)	15,067	16,188	3,128	3,770	3,967	4,202	2,387

Provision for credit losses	99	110	30	42	6	21	26

Noninterest expense	11,310	11,862	2,754	2,683	2,733	3,140	2,522
Income (loss) before income taxes	3,658	4,216	344	1,045	1,228	1,041	(161)
Income tax expense (benefit) (FTE basis)	1,162	1,511	159	224	422	357	(86)
Net income (loss) (2)	$2,496	$2,705	$185	$821	$806	$684	$(75)

Return on average allocated capital (3)	7%	8%	2%	9%	9%	8%	n/m
Efficiency ratio (FTE basis)	75.06	73.28	88.04	71.17	68.87	74.74	105.63%

Balance Sheet
Average
Total trading-related assets (4)	$433,435	$449,815	$416,130	$431,477	$442,509	$443,951	$455,536
Total loans and leases	63,572	62,073	68,835	66,392	61,908	56,992	58,108
Total earning assets (4)	433,372	461,189	422,694	439,859	436,081	434,916	451,937
Total assets	596,849	607,623	589,067	597,103	602,735	598,594	611,829
Total deposits	38,470	40,813	37,454	37,050	39,718	39,699	40,941
Allocated capital (3)	35,000	34,000	35,000	35,000	35,000	35,000	34,000

Period end
Total trading-related assets (4)	$374,081	$418,860	$374,081	$407,493	$406,404	$424,996	$418,860
Total loans and leases	73,208	59,388	73,208	70,159	66,026	63,019	59,388
Total earning assets (4)	386,857	421,799	386,857	421,909	408,857	421,520	421,799
Total assets	551,587	579,594	551,587	579,776	580,953	586,843	579,594
Total deposits	37,276	40,746	37,276	36,019	39,326	38,668	40,746

Trading-related assets (average)
Trading account securities	$195,731	$201,956	$195,399	$196,884	$197,116	$193,491	$201,868
Reverse repurchases	103,690	116,085	86,703	103,422	109,626	115,328	118,286
Securities borrowed	79,494	85,098	82,385	75,786	81,091	78,713	81,071
Derivative assets	54,520	46,676	51,643	55,385	54,676	56,419	54,311
Total trading-related assets (4)	$433,435	$449,815	$416,130	$431,477	$442,509	$443,951	$455,536

(1)
Substantially all of Global Markets total revenue is sales and trading revenue and investment banking fees, with a small portion related to certain revenue sharing agreements with other business segments. For additional sales and trading revenue information, see page 31.

(2)	For information on the impact of early adoption of new accounting guidance on recognition and measurement of financial instruments, see page 2.

(3)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Allocated capital and the related return are non-GAAP financial measures. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in assessing the results of the segments. Other companies may define or calculate these measures differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 45-48.)

(4)	Trading-related assets include derivative assets, which are considered non-earning assets.

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	30

Bank of America Corporation and Subsidiaries
Global Markets Key Indicators
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2015	Third Quarter 2015	Second Quarter 2015	First Quarter 2015	Fourth Quarter 2014
	2015	2014
Sales and trading revenue (1)
Fixed income, currency and commodities	$7,923	$8,752	$1,574	$2,027	$1,958	$2,364	$888
Equities	4,335	4,194	874	1,148	1,176	1,137	860
Total sales and trading revenue	$12,258	$12,946	$2,448	$3,175	$3,134	$3,501	$1,748

Sales and trading revenue, excluding debit valuation adjustment and funding valuation adjustment(2, 3)
Fixed income, currency and commodities	$8,686	$9,060	$1,764	$2,009	$2,157	$2,756	$1,465
Equities	4,358	4,126	882	1,154	1,176	1,146	909
Total sales and trading revenue, excluding debit valuation adjustment and funding valuation adjustment	$13,044	$13,186	$2,646	$3,163	$3,333	$3,902	$2,374

Sales and trading revenue breakdown
Net interest income	$3,945	$3,638	$1,062	$1,039	$924	$920	$942
Commissions	2,196	2,186	511	568	550	567	546
Trading	6,059	5,992	796	1,462	1,676	2,125	72
Other	58	1,130	79	106	(16)	(111)	188
Total sales and trading revenue	$12,258	$12,946	$2,448	$3,175	$3,134	$3,501	$1,748

(1)
Includes Global Banking sales and trading revenue of $422 million and $382 million for the years ended December 31, 2015 and 2014; $127 million, $86 million, $133 million and $76 million for the fourth, third, second and first quarters of 2015, respectively, and $163 million for the fourth quarter of 2014.

(2)
For this presentation, sales and trading revenue excludes net debit valuation adjustment (DVA) gains (losses) which include net DVA on derivatives for all periods, as well as amortization of own credit portion of purchase discount and realized DVA on structured liabilities; 2014 also included unrealized DVA on structured liabilities. Sales and trading revenue excluding net DVA gains (losses) represents a non-GAAP financial measure. In the fourth quarter of 2014, the Corporation adopted a funding valuation adjustment on uncollateralized derivatives in the Corporation's Global Markets business. This methodology seeks to account for the value of funding costs today rather than accruing the cost over the life of the derivatives. The adoption resulted in a one-time transitional charge of $497 million recorded in the fourth quarter of 2014.

(3)	For information on the impact of early adoption of new accounting guidance on recognition and measurement of financial instruments, see page 2.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	31

Bank of America Corporation and Subsidiaries
Legacy Assets & Servicing Segment Results
(Dollars in millions, except as noted)
	Year Ended December 31		Fourth Quarter 2015	Third Quarter 2015	Second Quarter 2015	First Quarter 2015	Fourth Quarter 2014
	2015	2014
Net interest income (FTE basis)	$1,573	$1,520	$347	$382	$416	$428	$390
Noninterest income:
Mortgage banking income	1,658	1,045	250	265	682	461	241
All other income (loss)	199	111	(9)	193	(10)	25	7
Total noninterest income	1,857	1,156	241	458	672	486	248
Total revenue, net of interest expense (FTE basis)	3,430	2,676	588	840	1,088	914	638

Provision for credit losses	144	127	(10)	6	57	91	(113)

Noninterest expense	4,451	20,633	1,148	1,142	960	1,201	1,360
Income (loss) before income taxes (FTE basis)	(1,165)	(18,084)	(550)	(308)	71	(378)	(609)
Income tax expense (benefit) (FTE basis)	(425)	(4,974)	(199)	(112)	26	(140)	(230)
Net income (loss)	$(740)	$(13,110)	$(351)	$(196)	$45	$(238)	$(379)

Net interest yield (FTE basis)	3.82%	4.04%	3.48%	3.68%	3.94%	4.19%	4.22%
Return on average allocated capital (1)	n/m	n/m	n/m	n/m	1	n/m	n/m
Efficiency ratio (FTE basis)	n/m	n/m	n/m	n/m	88.27	n/m	n/m

Balance Sheet
Average
Total loans and leases	$29,885	$35,941	$27,223	$29,074	$30,897	$32,411	$33,772
Total earning assets (2)	41,160	37,593	39,686	41,168	42,337	41,468	36,601
Total assets (2)	51,222	52,133	48,995	50,708	52,518	52,713	48,577
Allocated capital (1)	24,000	17,000	24,000	24,000	24,000	24,000	17,000

Period end
Total loans and leases	$26,521	$33,055	$26,521	$27,982	$30,024	$31,690	$33,055
Total earning assets (2)	37,783	33,923	37,783	40,171	40,874	42,672	33,923
Total assets (2)	47,292	45,957	47,292	49,064	50,928	53,620	45,957

Period end (in billions)
Mortgage servicing portfolio (3)	$565.0	$693.0	$565.0	$580.0	$610.0	$669.0	$693.0

(1)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Allocated capital and the related return are non-GAAP financial measures. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in assessing the results of the segments. Other companies may define or calculate these measures differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 45-48.)

(2)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders' equity.

(3)	Includes servicing of residential mortgage loans, home equity lines of credit and home equity loans.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	32

Bank of America Corporation and Subsidiaries
Legacy Assets & Servicing Key Indicators
(Dollars in millions, except as noted)
	Year Ended December 31				Fourth Quarter 2015		Third Quarter 2015		Second Quarter 2015		First Quarter 2015		Fourth Quarter 2014
	2015		2014
Mortgage servicing rights at fair value rollforward:
Balance, beginning of period	$3,271		$5,042		$2,699		$3,201		$3,108		$3,271		$3,986
Net additions	33		275		49		53		(174)		105		73
Amortization of expected cash flows (1)	(738)		(818)		(174)		(179)		(187)		(198)		(198)
Other changes in mortgage servicing rights fair value (2)	114		(1,228)		106		(376)		454		(70)		(590)
Balance, end of period (3)	$2,680		$3,271		$2,680		$2,699		$3,201		$3,108		$3,271

Capitalized mortgage servicing rights (% of loans serviced for investors)	71	bps	69	bps	71	bps	69	bps	78	bps	68	bps	69	bps
Mortgage loans serviced for investors (in billions)	$378		$474		$378		$391		$409		$459		$474

Mortgage banking income
Servicing income:
Servicing fees	$1,520		$1,957		$353		$345		$392		$430		$461
Amortization of expected cash flows (1)	(738)		(818)		(174)		(179)		(187)		(198)		(198)
Fair value changes of mortgage servicing rights, net of risk management activities used to hedge certain market risks (4)	516		294		(9)		82		193		250		142
Total net servicing income	1,298		1,433		170		248		398		482		405
Representations and warranties provision	28		(693)		(9)		(77)		204		(90)		(246)
Other mortgage banking income (5)	332		305		89		94		80		69		82
Total Legacy Assets & Servicing mortgage banking income	$1,658		$1,045		$250		$265		$682		$461		$241

(1)	Represents the net change in fair value of the mortgage servicing rights asset due to the recognition of modeled cash flows.

(2)
These amounts reflect the changes in modeled mortgage servicing rights fair value primarily due to observed changes in interest rates, volatility, spreads and the shape of the forward swap curve and periodic adjustments to valuation based on third-party price discovery. In addition, these amounts reflect periodic adjustments to the valuation model to reflect changes in the modeled relationship between inputs and their impact on projected cash flows, changes in certain cash flow assumptions such as cost to service and ancillary income per loan and the impact of periodic recalibrations of the model to reflect changes in the relationship between market interest rate spreads and projected cash flows.

(3)	Does not include certain non-U.S. residential mortgage MSR balances, which are recorded in Global Markets.

(4)	Includes gains and losses on sales of mortgage servicing rights.

(5)	Consists primarily of revenue from sales of repurchased loans that had returned to performing status.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	33

Bank of America Corporation and Subsidiaries
All Other Results (1)
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2015	Third Quarter 2015	Second Quarter 2015	First Quarter 2015	Fourth Quarter 2014
	2015	2014
Net interest income (FTE basis)	$(348)	$(526)	$(387)	$(502)	$790	$(249)	$(349)
Noninterest income:
Card income	263	356	60	68	66	69	90
Equity investment income (loss)	—	727	34	(46)	11	1	(38)
Gains on sales of debt securities	1,079	1,310	269	385	162	263	161
All other loss	(1,613)	(2,435)	(521)	(393)	(263)	(436)	(610)
Total noninterest income	(271)	(42)	(158)	14	(24)	(103)	(397)
Total revenue, net of interest expense (FTE basis)	(619)	(568)	(545)	(488)	766	(352)	(746)

Provision for credit losses	(342)	(978)	(112)	(67)	19	(182)	(330)

Noninterest expense	2,215	2,933	210	84	416	1,505	484
Income (loss) before income taxes (FTE basis)	(2,492)	(2,523)	(643)	(505)	331	(1,675)	(900)
Income tax benefit (FTE basis)	(2,003)	(2,587)	(354)	(509)	(306)	(834)	(525)
Net income (loss)	$(489)	$64	$(289)	$4	$637	$(841)	$(375)

Balance Sheet
Average
Total loans and leases	$147,400	$202,513	$128,548	$137,827	$156,006	$167,758	$183,091
Total assets (2)	257,893	278,812	254,448	264,402	257,090	255,569	263,279
Total deposits	21,862	30,834	22,916	22,603	22,481	19,405	22,162

Period end
Total loans and leases	$125,343	$172,612	$125,343	$130,713	$146,557	$159,885	$172,612
Total equity investments	4,297	4,871	4,297	4,364	4,655	4,701	4,871
Total assets (3)	230,791	261,581	230,791	257,527	272,059	252,251	261,581
Total deposits	22,898	19,240	22,898	21,769	22,960	19,461	19,240

(1)
All Other consists of ALM activities, equity investments, the international consumer card business, liquidating businesses, residual expense allocations and other. ALM activities encompass certain residential mortgages, debt securities, interest rate and foreign currency risk management activities including the residual net interest income allocation, the impact of certain allocation methodologies and accounting hedge ineffectiveness. Beginning with new originations in 2014, we retain certain residential mortgages in Consumer Banking, consistent with where the overall relationship is managed; previously such mortgages were in All Other. Additionally, certain residential mortgage loans that are managed by Legacy Assets & Servicing are held in All Other. The results of certain ALM activities are allocated to our business segments. Equity investments include our merchant services joint venture as well as Global Principal Investments which is comprised of a portfolio of equity, real estate and other alternative investments.

(2)
Includes elimination of segments' excess asset allocations to match liabilities (i.e., deposits) and allocated shareholders' equity of $499.4 billion and $480.3 billion for the years ended December 31, 2015 and 2014; $508.6 billion, $494.3 billion, $493.0 billion, $501.7 billion and $483.1 billion for the fourth, third, second and first quarters of 2015, and the fourth quarter of 2014, respectively.

(3)
Includes elimination of segments' excess asset allocations to match liabilities (i.e., deposits) and allocated shareholders' equity of $518.8 billion, $493.7 billion, $488.4 billion, $512.5 billion and $474.6 billion at December 31, 2015, September 30, 2015, June 30, 2015, March 31, 2015 and December 31, 2014, respectively.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	34

Bank of America Corporation and Subsidiaries
Outstanding Loans and Leases
(Dollars in millions)
	December 31 2015	September 30 2015	December 31 2014
Consumer
Residential mortgage (1)	$187,911	$187,939	$216,197
Home equity	75,948	78,030	85,725
U.S. credit card	89,602	88,339	91,879
Non-U.S. credit card	9,975	10,066	10,465
Direct/Indirect consumer (2)	88,795	87,314	80,381
Other consumer (3)	2,067	2,012	1,846
Total consumer loans excluding loans accounted for under the fair value option	454,298	453,700	486,493
Consumer loans accounted for under the fair value option (4)	1,871	1,944	2,077
Total consumer	456,169	455,644	488,570

Commercial
U.S. commercial (5)	265,850	257,032	233,586
Commercial real estate (6)	57,199	55,629	47,682
Commercial lease financing	27,370	25,680	24,866
Non-U.S. commercial	91,549	88,470	80,083
Total commercial loans excluding loans accounted for under the fair value option	441,968	426,811	386,217
Commercial loans accounted for under the fair value option (4)	4,864	5,234	6,604
Total commercial	446,832	432,045	392,821
Total loans and leases	$903,001	$887,689	$881,391

(1)
Includes pay option loans of $2.3 billion, $2.4 billion and $3.2 billion at December 31, 2015, September 30, 2015 and December 31, 2014, respectively. The Corporation no longer originates pay option loans.

(2)
Includes auto and specialty lending loans of $42.6 billion, $41.7 billion and $37.7 billion, unsecured consumer lending loans of $886 million, $999 million and $1.5 billion, U.S. securities-based lending loans of $39.8 billion, $39.2 billion and $35.8 billion, non-U.S. consumer loans of $3.9 billion, $3.9 billion and $4.0 billion, student loans of $564 million, $581 million and $632 million and other consumer loans of $1.0 billion, $834 million and $761 million at December 31, 2015, September 30, 2015 and December 31, 2014, respectively.

(3)
Includes consumer finance loans of $564 million, $591 million and $676 million, consumer leases of $1.4 billion, $1.2 billion and $1.0 billion and consumer overdrafts of $146 million, $189 million and $162 million at December 31, 2015, September 30, 2015 and December 31, 2014, respectively.

(4)
Consumer loans accounted for under the fair value option were residential mortgage loans of $1.6 billion, $1.7 billion and $1.9 billion and home equity loans of $250 million, $225 million and $196 million at December 31, 2015, September 30, 2015 and December 31, 2014, respectively. Commercial loans accounted for under the fair value option were U.S. commercial loans of $2.1 billion, $2.2 billion and $1.9 billion and non-U.S. commercial loans of $2.8 billion, $3.0 billion and $4.7 billion at December 31, 2015, September 30, 2015 and December 31, 2014, respectively.

(5)
Includes U.S. small business commercial loans, including card-related products, of $12.9 billion, $13.1 billion and $13.3 billion at December 31, 2015, September 30, 2015 and December 31, 2014, respectively.

(6)
Includes U.S. commercial real estate loans of $53.6 billion, $51.8 billion and $45.2 billion and non-U.S. commercial real estate loans of $3.5 billion, $3.8 billion and $2.5 billion at December 31, 2015, September 30, 2015 and December 31, 2014, respectively.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	35

Bank of America Corporation and Subsidiaries
Quarterly Average Loans and Leases by Business Segment
(Dollars in millions)
	Fourth Quarter 2015
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	Legacy Assets & Servicing	All Other
Consumer
Residential mortgage	$189,650	$21,156	$55,604	$5	$—	$831	$112,054
Home equity	77,109	43,035	5,500	4	235	26,380	1,955
U.S. credit card	88,623	85,602	3,020	—	—	—	1
Non-U.S. credit card	10,155	—	—	—	—	—	10,155
Direct/Indirect consumer	87,858	43,129	44,147	4	—	—	578
Other consumer	2,039	1,453	6	2	—	—	578
Total consumer	455,434	194,375	108,277	15	235	27,211	125,321

Commercial
U.S. commercial	261,727	16,729	25,114	175,111	40,326	12	4,435
Commercial real estate	56,126	23	2,222	48,521	5,228	—	132
Commercial lease financing	26,127	—	3	27,172	297	—	(1,345)
Non-U.S. commercial	92,447	(1)	223	69,471	22,749	—	5
Total commercial	436,427	16,751	27,562	320,275	68,600	12	3,227
Total loans and leases	$891,861	$211,126	$135,839	$320,290	$68,835	$27,223	$128,548

	Third Quarter 2015
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	Legacy Assets & Servicing	All Other
Consumer
Residential mortgage	$193,791	$17,465	$54,277	$5	$—	$865	$121,179
Home equity	79,715	43,688	5,689	4	209	28,190	1,935
U.S. credit card	88,201	85,163	3,038	—	—	—	—
Non-U.S. credit card	10,244	—	—	—	—	—	10,244
Direct/Indirect consumer	85,975	41,860	43,469	4	(13)	—	655
Other consumer	1,980	1,367	5	1	(1)	1	607
Total consumer	459,906	189,543	106,478	14	195	29,056	134,620

Commercial
U.S. commercial	251,908	16,772	24,343	167,692	38,649	18	4,434
Commercial real estate	53,605	22	2,110	46,904	4,427	—	142
Commercial lease financing	25,425	—	4	26,486	311	—	(1,376)
Non-U.S. commercial	91,997	—	233	68,947	22,810	—	7
Total commercial	422,935	16,794	26,690	310,029	66,197	18	3,207
Total loans and leases	$882,841	$206,337	$133,168	$310,043	$66,392	$29,074	$137,827

	Fourth Quarter 2014
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	Legacy Assets & Servicing	All Other
Consumer
Residential mortgage	$223,132	$9,307	$50,537	$7	$—	$931	$162,350
Home equity	86,825	45,804	6,276	6	189	32,813	1,737
U.S. credit card	89,381	86,193	3,188	—	—	—	—
Non-U.S. credit card	10,950	—	—	—	—	—	10,950
Direct/Indirect consumer	83,121	39,541	39,694	5	14	—	3,867
Other consumer	2,031	1,112	8	1	—	—	910
Total consumer	495,440	181,957	99,703	19	203	33,744	179,814

Commercial
U.S. commercial	231,215	17,228	21,823	153,256	34,427	28	4,453
Commercial real estate	46,996	30	1,875	41,445	3,446	—	200
Commercial lease financing	24,238	—	4	25,105	552	—	(1,423)
Non-U.S. commercial	86,844	—	139	67,178	19,480	—	47
Total commercial	389,293	17,258	23,841	286,984	57,905	28	3,277
Total loans and leases	$884,733	$199,215	$123,544	$287,003	$58,108	$33,772	$183,091

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	36

Bank of America Corporation and Subsidiaries
Commercial Credit Exposure by Industry (1, 2, 3)
(Dollars in millions)
	Commercial Utilized			Total Commercial Committed
	December 31 2015	September 30 2015	December 31 2014	December 31 2015	September 30 2015	December 31 2014
Diversified financials	$79,496	$75,761	$63,306	$128,436	$119,248	$103,528
Real estate (4)	61,759	60,927	53,834	87,650	82,983	76,153
Retailing	37,675	38,080	33,683	63,975	63,931	58,043
Capital goods	30,790	31,985	29,028	58,583	58,400	54,653
Healthcare equipment and services	35,134	33,478	32,923	57,901	56,728	52,450
Banking	45,952	44,302	42,330	53,825	51,638	48,353
Government and public education	44,835	43,969	42,095	53,133	51,425	49,937
Materials	24,012	23,753	23,664	46,013	45,943	45,821
Energy	21,257	21,779	23,830	43,811	46,089	47,667
Food, beverage and tobacco	18,316	17,867	16,131	43,164	35,221	34,465
Consumer services	24,084	23,091	21,657	37,058	36,215	33,269
Commercial services and supplies	19,552	18,550	17,997	32,045	32,056	30,451
Utilities	11,396	11,071	9,399	27,849	26,751	25,235
Transportation	19,369	18,997	17,538	27,371	27,491	24,541
Technology hardware and equipment	6,337	6,957	5,489	24,734	14,798	12,350
Media	12,833	12,667	11,128	24,194	23,993	21,502
Individuals and trusts	17,992	17,467	16,749	23,176	22,538	21,195
Software and services	6,617	7,566	5,927	18,362	18,287	14,071
Pharmaceuticals and biotechnology	6,302	5,448	5,707	16,472	16,715	13,493
Automobiles and components	4,804	4,108	4,114	11,329	10,492	9,683
Consumer durables and apparel	6,053	5,907	6,111	11,165	10,657	10,613
Insurance, including monolines	5,095	4,587	5,204	10,728	10,611	11,252
Telecommunication services	4,717	4,373	3,814	10,645	9,953	9,295
Food and staples retailing	4,351	3,917	3,848	9,439	7,410	7,418
Religious and social organizations	4,526	4,718	4,881	5,929	6,269	6,548
Other	6,309	7,631	6,255	15,510	16,286	10,415
Total commercial credit exposure by industry	$559,563	$548,956	$506,642	$942,497	$902,128	$832,401
Net credit default protection purchased on total commitments (5)				$(6,677)	$(6,494)	$(7,302)

(1)
Includes loans and leases, standby letters of credit and financial guarantees, derivative assets, assets held-for-sale, commercial letters of credit, bankers' acceptances, securitized assets, foreclosed properties and other collateral acquired. Derivative assets are carried at fair value, reflect the effects of legally enforceable master netting agreements and have been reduced by the amount of cash collateral applied of $41.9 billion, $46.2 billion and $47.3 billion at December 31, 2015, September 30, 2015 and December 31, 2014, respectively. Not reflected in utilized and committed exposure is additional non-cash derivative collateral held of $23.3 billion, $24.1 billion and $23.8 billion which consists primarily of other marketable securities at December 31, 2015, September 30, 2015 and December 31, 2014, respectively.

(2)
Total commercial utilized and total commercial committed exposures include loans and letters of credit accounted for under the fair value option and are comprised of loans outstanding of $4.9 billion, $5.2 billion and $6.6 billion and issued letters of credit at notional value of $290 million, $240 million and $535 million at December 31, 2015, September 30, 2015 and December 31, 2014, respectively. In addition, total commercial committed exposure includes unfunded loan commitments at notional value of $10.6 billion, $7.7 billion and $9.4 billion at December 31, 2015, September 30, 2015 and December 31, 2014, respectively.

(3)	Includes U.S. small business commercial exposure.

(4)
Industries are viewed from a variety of perspectives to best isolate the perceived risks. For purposes of this table, the real estate industry is defined based on the borrowers' or counterparties' primary business activity using operating cash flows and primary source of repayment as key factors.

(5)	Represents net notional credit protection purchased.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	37

Bank of America Corporation and Subsidiaries
Net Credit Default Protection by Maturity Profile (1)
	December 31 2015	September 30 2015
Less than or equal to one year	39%	33%
Greater than one year and less than or equal to five years	59	62
Greater than five years	2	5
Total net credit default protection	100%	100%

(1)
To mitigate the cost of purchasing credit protection, credit exposure can be added by selling credit protection. The distribution of maturities for net credit default protection purchased is shown above.

Net Credit Default Protection by Credit Exposure Debt Rating (1)
(Dollars in millions)
	December 31, 2015		September 30, 2015
Ratings (2, 3)	Net Notional (4)	Percent of Total	Net Notional (4)	Percent of Total
A	$(752)	11.3%	$(959)	14.8%
BBB	(3,030)	45.4	(2,368)	36.5
BB	(2,090)	31.3	(2,196)	33.8
B	(634)	9.5	(872)	13.4
CCC and below	(139)	2.1	(76)	1.2
NR (5)	(32)	0.4	(23)	0.3
Total net credit default protection	$(6,677)	100.0%	$(6,494)	100.0%

(1)
To mitigate the cost of purchasing credit protection, credit exposure can be added by selling credit protection. The distribution of debt rating for net notional credit default protection purchased is shown as a negative and the net notional credit protection sold is shown as a positive amount.

(2)	Ratings are refreshed on a quarterly basis.

(3)	Ratings of BBB- or higher are considered to meet the definition of investment grade.

(4)	Represents net credit default protection (purchased) sold.

(5)	NR is comprised of index positions held and any names that have not been rated.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	38

Bank of America Corporation and Subsidiaries
Top 20 Non-U.S. Countries Exposure
(Dollars in millions)
	Funded Loans and Loan Equivalents (1)	Unfunded Loan Commitments	Net Counterparty Exposure (2)	Securities/ Other Investments (3)	Country Exposure at December 31 2015	Hedges and Credit Default Protection (4)	Net Country Exposure at December 31 2015 (5)	Increase (Decrease) from September 30 2015
United Kingdom	$30,268	$15,086	$8,923	$4,194	$58,471	$(5,225)	$53,246	$1,692
Brazil	9,981	401	902	4,593	15,877	(227)	15,650	487
Canada	5,522	6,695	2,279	2,097	16,593	(1,861)	14,732	(3,498)
Japan	13,381	532	1,145	718	15,776	(1,412)	14,364	(616)
Germany	7,373	6,389	2,604	1,991	18,357	(4,953)	13,404	840
China	9,207	627	739	748	11,321	(847)	10,474	(877)
India	7,045	238	363	2,880	10,526	(172)	10,354	(1,279)
Australia	5,061	2,390	705	1,737	9,893	(348)	9,545	1,523
France	2,822	4,795	1,392	3,816	12,825	(4,139)	8,686	(2,014)
Netherlands	3,329	3,283	879	1,631	9,122	(1,488)	7,634	(526)
Hong Kong	5,850	273	788	701	7,612	(23)	7,589	(2,196)
South Korea	4,351	749	674	1,751	7,525	(667)	6,858	(859)
Switzerland	3,337	2,947	707	650	7,641	(1,378)	6,263	428
Belgium	648	4,749	149	185	5,731	(263)	5,468	3,998
Italy	2,933	1,062	1,544	1,563	7,102	(1,794)	5,308	120
Mexico	2,708	1,327	141	1,209	5,385	(331)	5,054	641
Singapore	2,297	167	481	1,843	4,788	(59)	4,729	507
Turkey	2,996	172	30	49	3,247	(107)	3,140	(48)
Spain	1,847	677	231	940	3,695	(632)	3,063	(339)
United Arab Emirates	2,008	56	1,027	37	3,128	(102)	3,026	36
Total top 20 non-U.S. countries exposure	$122,964	$52,615	$25,703	$33,333	$234,615	$(26,028)	$208,587	$(1,980)

(1)
Includes loans, leases, and other extensions of credit and funds, including letters of credit and due from placements, which have not been reduced by collateral, hedges or credit default protection. Funded loans and loan equivalents are reported net of charge-offs but prior to any allowance for loan and lease losses.

(2)
Net counterparty exposure includes the fair value of derivatives, including the counterparty risk associated with credit default swaps, and secured financing transactions. Derivative exposures are presented net of $31.6 billion in collateral, which is predominantly cash, pledged under legally enforceable master netting agreements. Secured financing transaction exposures are presented net of eligible cash or securities pledged as collateral. The notional amount of reverse repurchase transactions was $93.8 billion. Counterparty exposure is not presented net of hedges or credit default protection.

(3)
Long securities exposures are netted on a single-name basis to, but not below, zero by short exposures and net credit default swaps purchased, consisting of single-name and net indexed and tranched credit default swaps.

(4)
Represents credit default protection purchased, net of credit default protection sold, which is used to mitigate the Corporation's risk to country exposures as listed, consisting of net single-name and net indexed and tranched credit default swaps. Amounts are calculated based on the credit default swaps notional amount assuming a zero recovery rate less any fair value receivable or payable.

(5)	Represents country exposure less hedges and credit default protection purchased, net of credit default protection sold.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	39

Bank of America Corporation and Subsidiaries
Nonperforming Loans, Leases and Foreclosed Properties
(Dollars in millions)
	December 31 2015	September 30 2015	June 30 2015	March 31 2015	December 31 2014
Residential mortgage	$4,803	$5,242	$5,985	$6,421	$6,889
Home equity	3,337	3,429	3,563	3,759	3,901
Direct/Indirect consumer	24	25	26	28	28
Other consumer	1	1	1	1	1
Total consumer	8,165	8,697	9,575	10,209	10,819
U.S. commercial	867	836	869	680	701
Commercial real estate	93	108	126	132	321
Commercial lease financing	12	17	19	16	3
Non-U.S. commercial	158	56	80	79	1
	1,130	1,017	1,094	907	1,026
U.S. small business commercial	82	85	78	89	87
Total commercial	1,212	1,102	1,172	996	1,113
Total nonperforming loans and leases	9,377	9,799	10,747	11,205	11,932
Foreclosed properties (1)	459	537	818	896	697
Total nonperforming loans, leases and foreclosed properties (2, 3, 4)	$9,836	$10,336	$11,565	$12,101	$12,629

Fully-insured home loans past due 30 days or more and still accruing	$9,855	$10,467	$11,871	$12,743	$14,617
Consumer credit card past due 30 days or more and still accruing	1,721	1,662	1,650	1,749	1,884
Other loans past due 30 days or more and still accruing	3,627	3,419	3,429	3,532	3,953
Total loans past due 30 days or more and still accruing (3, 5, 6)	$15,203	$15,548	$16,950	$18,024	$20,454

Fully-insured home loans past due 90 days or more and still accruing	$7,150	$7,616	$8,917	$9,912	$11,407
Consumer credit card past due 90 days or more and still accruing	865	799	828	883	961
Other loans past due 90 days or more and still accruing	237	203	195	173	286
Total loans past due 90 days or more and still accruing (3, 5, 6)	$8,252	$8,618	$9,940	$10,968	$12,654

Nonperforming loans, leases and foreclosed properties/Total assets (7)	0.46%	0.48%	0.54%	0.57%	0.60%
Nonperforming loans, leases and foreclosed properties/Total loans, leases and foreclosed properties (7)	1.10	1.17	1.31	1.39	1.45
Nonperforming loans and leases/Total loans and leases (7)	1.05	1.11	1.22	1.29	1.37

Commercial utilized reservable criticized exposure (8)	$16,508	$13,571	$13,312	$12,303	$11,570
Commercial utilized reservable criticized exposure/Commercial utilized reservable exposure (8)	3.46%	2.94%	2.97%	2.85%	2.74%
Total commercial utilized criticized exposure/Commercial utilized exposure (8)	3.28	2.93	3.08	2.99	2.97

(1)
Foreclosed property balances do not include properties insured by certain government-guaranteed loans, principally FHA-insured loans, that entered foreclosure of $1.4 billion, $1.3 billion, $1.3 billion, $1.2 billion and $1.1 billion at December 31, 2015, September 30, 2015, June 30, 2015, March 31, 2015 and December 31, 2014, respectively.

(2)
Balances do not include past due consumer credit card, consumer loans secured by real estate where repayments are insured by the Federal Housing Administration and individually insured long-term stand-by agreements (fully-insured home loans), and in general, other consumer and commercial loans not secured by real estate.

(3)
Balances do not include purchased credit-impaired loans even though the customer may be contractually past due. Purchased credit-impaired loans were recorded at fair value upon acquisition and accrete interest income over the remaining life of the loan.

(4) Balances do not include the following:	December 31 2015	September 30 2015	June 30 2015	March 31 2015	December 31 2014
Nonperforming loans held-for-sale	$227	$274	$298	$344	$219
Nonperforming loans accounted for under the fair value option	306	321	339	380	392
Nonaccruing troubled debt restructured loans removed from the purchased credit-impaired portfolio prior to January 1, 2010	38	49	72	86	102

(5)
Balances do not include loans held-for-sale past due 30 days or more and still accruing of $24 million, $73 million, $42 million, $125 million and $475 million at December 31, 2015, September 30, 2015, June 30, 2015, March 31, 2015 and December 31, 2014, respectively, and loans held-for-sale past due 90 days or more and still accruing of $0, $0, $0, $44 million and $249 million at December 31, 2015, September 30, 2015, June 30, 2015, March 31, 2015 and December 31, 2014, respectively. At December 31, 2015, September 30, 2015, June 30, 2015, March 31, 2015 and December 31, 2014, there were $127 million, $142 million, $141 million, $132 million and $147 million, respectively, of loans accounted for under the fair value option past due 30 days or more and still accruing interest.

(6)	These balances are excluded from total nonperforming loans, leases and foreclosed properties.

(7)
Total assets and total loans and leases do not include loans accounted for under the fair value option of $6.7 billion, $7.2 billion, $7.6 billion, $8.5 billion and $8.7 billion at December 31, 2015, September 30, 2015, June 30, 2015, March 31, 2015 and December 31, 2014, respectively.

(8)
Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The reservable criticized exposure excludes loans held-for-sale, exposure accounted for under the fair value option and other nonreservable exposure.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	40

Bank of America Corporation and Subsidiaries
Nonperforming Loans, Leases and Foreclosed Properties Activity (1)
(Dollars in millions)
	Fourth Quarter 2015	Third Quarter 2015	Second Quarter 2015	First Quarter 2015	Fourth Quarter 2014
Nonperforming Consumer Loans and Leases:
Balance, beginning of period	$8,697	$9,575	$10,209	$10,819	$12,188
Additions to nonperforming loans and leases:
New nonperforming loans and leases	1,027	1,029	1,424	1,469	1,709
Reductions to nonperforming loans and leases:
Paydowns and payoffs	(214)	(262)	(289)	(253)	(310)
Sales	(314)	(447)	(542)	(371)	(1,347)
Returns to performing status (2)	(490)	(722)	(631)	(867)	(728)
Charge-offs (3)	(450)	(375)	(484)	(460)	(533)
Transfers to foreclosed properties	(91)	(101)	(112)	(128)	(160)
Total net reductions to nonperforming loans and leases	(532)	(878)	(634)	(610)	(1,369)
Total nonperforming consumer loans and leases, end of period	8,165	8,697	9,575	10,209	10,819
Foreclosed properties	444	479	553	632	630
Nonperforming consumer loans, leases and foreclosed properties, end of period	$8,609	$9,176	$10,128	$10,841	$11,449

Nonperforming Commercial Loans and Leases (4):
Balance, beginning of period	$1,102	$1,172	$996	$1,113	$1,352
Additions to nonperforming loans and leases:
New nonperforming loans and leases	456	205	419	287	214
Advances	8	11	15	2	6
Reductions to nonperforming loans and leases:
Paydowns	(133)	(145)	(103)	(110)	(202)
Sales	(27)	—	(65)	(16)	(81)
Return to performing status (5)	(32)	(47)	(27)	(24)	(77)
Charge-offs	(162)	(93)	(56)	(51)	(95)
Transfers to foreclosed properties	—	(1)	(7)	(205)	(4)
Total net additions (reductions) to nonperforming loans and leases	110	(70)	176	(117)	(239)
Total nonperforming commercial loans and leases, end of period	1,212	1,102	1,172	996	1,113
Foreclosed properties	15	58	265	264	67
Nonperforming commercial loans, leases and foreclosed properties, end of period	$1,227	$1,160	$1,437	$1,260	$1,180

(1)	For amounts excluded from nonperforming loans, leases and foreclosed properties, see footnotes to Nonperforming Loans, Leases and Foreclosed Properties table on page 40.

(2)
Consumer loans and leases may be returned to performing status when all principal and interest is current and full repayment of the remaining contractual principal and interest is expected, or when the loan otherwise becomes well-secured and is in the process of collection. Certain troubled debt restructurings are classified as nonperforming at the time of restructuring and may only be returned to performing status after considering the borrower's sustained repayment performance for a reasonable period, generally six months.

(3)
Our policy is not to classify consumer credit card and non-bankruptcy related consumer loans not secured by real estate as nonperforming; therefore, the charge-offs on these loans have no impact on nonperforming activity and, accordingly, are excluded from this table.

(4)	Includes U.S. small business commercial activity. Small business card loans are excluded as they are not classified as nonperforming.

(5)
Commercial loans and leases may be returned to performing status when all principal and interest is current and full repayment of the remaining contractual principal and interest is expected, or when the loan otherwise becomes well-secured and is in the process of collection. Troubled debt restructurings are generally classified as performing after a sustained period of demonstrated payment performance.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	41

Bank of America Corporation and Subsidiaries
Quarterly Net Charge-offs and Net Charge-off Ratios (1, 2)
(Dollars in millions)
	Fourth Quarter 2015		Third Quarter 2015		Second Quarter 2015		First Quarter 2015		Fourth Quarter 2014
Net Charge-offs	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Residential mortgage (3)	$73	0.15%	$26	0.05%	$177	0.35%	$197	0.37%	$(259)	(0.46)%
Home equity	193	0.99	120	0.60	151	0.73	172	0.82	277	1.27
U.S. credit card	563	2.52	546	2.46	584	2.68	621	2.84	612	2.71
Non-U.S. credit card	46	1.78	47	1.83	51	2.03	44	1.80	52	1.90
Direct/Indirect consumer	29	0.13	25	0.12	24	0.11	34	0.17	44	0.21
Other consumer	54	10.63	57	11.21	33	7.00	49	10.88	68	13.31
Total consumer	958	0.84	821	0.71	1,020	0.87	1,117	0.95	794	0.64
U.S. commercial (4)	81	0.13	52	0.09	(1)	—	7	0.01	19	0.04
Commercial real estate	4	0.03	(10)	(0.08)	(4)	(0.03)	5	0.04	(8)	(0.07)
Commercial lease financing	1	0.02	3	0.06	—	—	5	0.09	1	0.02
Non-U.S. commercial	45	0.20	9	0.04	2	0.01	(2)	(0.01)	2	0.01
	131	0.12	54	0.05	(3)	—	15	0.02	14	0.02
U.S. small business commercial	55	1.68	57	1.72	51	1.56	62	1.90	71	2.10
Total commercial	186	0.17	111	0.11	48	0.05	77	0.08	85	0.09
Total net charge-offs	$1,144	0.51	$932	0.42	$1,068	0.49	$1,194	0.56	$879	0.40

By Business Segment
Consumer Banking	$753	1.41%	$715	1.37%	$726	1.44%	$806	1.64%	$832	1.66%
Global Wealth & Investment Management	20	0.06	17	0.05	17	0.05	18	0.06	36	0.12
Global Banking	137	0.17	53	0.07	(2)	—	6	0.01	2	—
Legacy Assets & Servicing	122	1.82	74	1.05	99	1.32	122	1.56	199	2.40
All Other	112	0.35	73	0.21	228	0.59	242	0.59	(190)	(0.41)
Total net charge-offs	$1,144	0.51	$932	0.42	$1,068	0.49	$1,194	0.56	$879	0.40

(1)
Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding loans and leases excluding loans accounted for under the fair value option during the period for each loan and lease category. Excluding the purchased credit-impaired loan portfolio, total annualized net charge-offs as a percentage of total average loans and leases outstanding were 0.52, 0.43, 0.50, 0.57 and 0.41 for the three months ended December 31, 2015, September 30, 2015, June 30, 2015, March 31, 2015 and December 31, 2014, respectively.

(2)
Excludes write-offs of purchased credit-impaired loans of $82 million, $148 million, $290 million, $288 million and $13 million for the three months ended December 31, 2015, September 30, 2015, June 30, 2015, March 31, 2015 and December 31, 2014, respectively. Including the write-offs of purchased credit-impaired loans, total annualized net charge-offs and purchased credit-impaired write-offs as a percentage of total average loans and leases outstanding were 0.55, 0.49, 0.62, 0.70 and 0.40 for the three months ended December 31, 2015, September 30, 2015, June 30, 2015, March 31, 2015 and December 31, 2014, respectively.

(3)
Includes nonperforming loan sales recoveries and other recoveries of $8 million, $57 million, $22 million, $40 million and $314 million for the three months ended December 31, 2015, September 30, 2015, June 30, 2015, March 31, 2015 and December 31, 2014, respectively.

(4)	Excludes U.S. small business commercial loans.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	42

Bank of America Corporation and Subsidiaries
Annual Net Charge-offs and Net Charge-off Ratios (1, 2)
(Dollars in millions)
	Year Ended December 31
	2015		2014
Net Charge-offs	Amount	Percent	Amount	Percent
Residential mortgage (3)	$473	0.24%	$(114)	(0.05)%
Home equity	636	0.79	907	1.01
U.S. credit card	2,314	2.62	2,638	2.96
Non-U.S. credit card	188	1.86	242	2.10
Direct/Indirect consumer	112	0.13	169	0.20
Other consumer	193	9.96	229	11.27
Total consumer	3,916	0.84	4,071	0.80
U.S. commercial (4)	139	0.06	88	0.04
Commercial real estate	(5)	(0.01)	(83)	(0.18)
Commercial lease financing	9	0.04	(9)	(0.04)
Non-U.S. commercial	54	0.06	34	0.04
	197	0.05	30	0.01
U.S. small business commercial	225	1.71	282	2.10
Total commercial	422	0.10	312	0.08
Total net charge-offs	$4,338	0.50	$4,383	0.49

By Business Segment
Consumer Banking	$3,000	1.47%	$3,497	1.77%
Global Wealth & Investment Management	72	0.06	71	0.06
Global Banking	194	0.06	31	0.01
Global Markets	—	—	2	—
Legacy Assets & Servicing	417	1.44	627	1.79
All Other	655	0.45	155	0.08
Total net charge-offs	$4,338	0.50	$4,383	0.49

(1)
Net charge-off ratios are calculated as net charge-offs divided by average outstanding loans and leases excluding loans accounted for under the fair value option during the period for each loan and lease category. Excluding the purchased credit-impaired loan portfolio, total net charge-offs as a percentage of total average loans and leases outstanding were 0.51 and 0.50 for the years ended December 31, 2015 and 2014.

(2)
Excludes write-offs of purchased credit-impaired loans of $808 million and $810 million for the years ended December 31, 2015 and 2014. Including the write-offs of purchased credit-impaired loans, total net charge-offs and purchased credit-impaired write-offs as a percentage of total average loans and leases outstanding were 0.59 and 0.58 for the years ended December 31, 2015 and 2014.

(3)	Includes nonperforming loan sales recoveries and other recoveries of $127 million and $538 million for the years ended December 31, 2015 and 2014.

(4)	Excludes U.S. small business commercial loans.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	43

Bank of America Corporation and Subsidiaries
Allocation of the Allowance for Credit Losses by Product Type
(Dollars in millions)
	December 31, 2015			September 30, 2015			December 31, 2014
Allowance for loan and lease losses	Amount	Percent of Total	Percent of Loans and Leases Outstanding (1, 2)	Amount	Percent of Total	Percent of Loans and Leases Outstanding (1, 2)	Amount	Percent of Total	Percent of Loans and Leases Outstanding (1, 2)
Residential mortgage	$1,500	12.26%	0.80%	$1,755	13.87%	0.93%	$2,900	20.11%	1.34%
Home equity	2,414	19.73	3.18	2,645	20.90	3.39	3,035	21.05	3.54
U.S. credit card	2,927	23.93	3.27	2,973	23.49	3.37	3,320	23.03	3.61
Non-U.S.credit card	274	2.24	2.75	299	2.36	2.97	369	2.56	3.53
Direct/Indirect consumer	223	1.82	0.25	234	1.85	0.27	299	2.07	0.37
Other consumer	47	0.38	2.27	46	0.36	2.33	59	0.41	3.15
Total consumer	7,385	60.36	1.63	7,952	62.83	1.75	9,982	69.23	2.05
U.S. commercial (3)	2,964	24.23	1.11	2,749	21.72	1.07	2,619	18.16	1.12
Commercial real estate	967	7.90	1.69	1,084	8.56	1.95	1,016	7.05	2.13
Commercial lease financing	164	1.34	0.60	160	1.26	0.62	153	1.06	0.62
Non-U.S.commercial	754	6.17	0.82	712	5.63	0.80	649	4.50	0.81
Total commercial (4)	4,849	39.64	1.10	4,705	37.17	1.10	4,437	30.77	1.15
Allowance for loan and lease losses	12,234	100.00%	1.37	12,657	100.00%	1.44	14,419	100.00%	1.65
Reserve for unfunded lending commitments	646			661			528
Allowance for credit losses	$12,880			$13,318			$14,947

Asset Quality Indicators

Allowance for loan and lease losses/Total loans and leases (2)		1.37%			1.44%			1.65%
Allowance for loan and lease losses (excluding the valuation allowance for purchased credit-impaired loans)/Total loans and leases (excluding purchased credit-impaired loans) (2, 5)		1.30			1.36			1.50
Allowance for loan and lease losses/Total nonperforming loans and leases (6)		130			129			121
Allowance for loan and lease losses (excluding the valuation allowance for purchased credit-impaired loans)/Total nonperforming loans and leases (5)		122			120			107
Ratio of the allowance for loan and lease losses/Annualized net charge-offs (7)		2.70			3.42			4.14
Ratio of the allowance for loan and lease losses (excluding the valuation allowance for purchased credit-impaired loans)/Annualized net charge-offs (5, 7)		2.52			3.18			3.66
Ratio of the allowance for loan and lease losses/Annualized net charge-offs and purchased credit-impaired write-offs		2.52			2.95			4.08

(1)
Ratios are calculated as allowance for loan and lease losses as a percentage of loans and leases outstanding excluding loans accounted for under the fair value option. Consumer loans accounted for under the fair value option included residential mortgage loans of $1.6 billion, $1.7 billion and $1.9 billion and home equity loans of $250 million, $225 million and $196 million at December 31, 2015, September 30, 2015 and December 31, 2014, respectively. Commercial loans accounted for under the fair value option included U.S. commercial loans of $2.1 billion, $2.2 billion and $1.9 billion and non-U.S. commercial loans of $2.8 billion, $3.0 billion and $4.7 billion at December 31, 2015, September 30, 2015 and December 31, 2014, respectively.

(2)
Total loans and leases do not include loans accounted for under the fair value option of $6.7 billion, $7.2 billion and $8.7 billion at December 31, 2015, September 30, 2015 and December 31, 2014, respectively.

(3)
Includes allowance for loan and lease losses for U.S. small business commercial loans of $507 million, $520 million and $536 million at December 31, 2015, September 30, 2015 and December 31, 2014, respectively.

(4)	Includes allowance for loan and lease losses for impaired commercial loans of $217 million, $154 million and $159 million at December 31, 2015, September 30, 2015 and December 31, 2014, respectively.

(5)	Excludes valuation allowance on purchased credit-impaired loans of $804 million, $886 million and $1.7 billion at December 31, 2015, September 30, 2015 and December 31, 2014, respectively.

(6)
Allowance for loan and lease losses includes $4.5 billion, $4.7 billion and $5.9 billion allocated to products (primarily the Consumer Lending portfolios within Consumer Banking and purchased credit-impaired loans) that are excluded from nonperforming loans and leases at December 31, 2015, September 30, 2015 and December 31, 2014, respectively. Excluding these amounts, allowance for loan and lease losses as a percentage of total nonperforming loans and leases was 82 percent, 81 percent and 71 percent at December 31, 2015, September 30, 2015 and December 31, 2014, respectively.

(7)
Net charge-offs exclude $82 million, $148 million and $13 million of write-offs in the purchased credit-impaired loan portfolio at December 31, 2015, September 30, 2015 and December 31, 2014, respectively. These write-offs decreased the purchased credit-impaired valuation allowance included as part of the allowance for loan and lease losses.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	44

Exhibit A: Non-GAAP Reconciliations

Bank of America Corporation and Subsidiaries
Reconciliations to GAAP Financial Measures
(Dollars in millions)

The Corporation evaluates its business based on a fully taxable-equivalent basis, a non-GAAP financial measure. The Corporation believes managing the business with net interest income on a fully taxable-equivalent basis provides a more accurate picture of the interest margin for comparative purposes. Total revenue, net of interest expense, includes net interest income on a fully taxable-equivalent basis and noninterest income. The Corporation views related ratios and analyses (i.e., efficiency ratios and net interest yield) on a fully taxable-equivalent basis. To derive the fully taxable-equivalent basis, net interest income is adjusted to reflect tax-exempt income on an equivalent before-tax basis with a corresponding increase in income tax expense. For purposes of this calculation, the Corporation uses the federal statutory tax rate of 35 percent. This measure ensures comparability of net interest income arising from taxable and tax-exempt sources. The efficiency ratio measures the costs expended to generate a dollar of revenue, and net interest yield measures the basis points the Corporation earns over the cost of funds.

The Corporation also evaluates its business based on the following ratios that utilize tangible equity, a non-GAAP financial measure. Tangible equity represents an adjusted shareholders' equity or common shareholders' equity amount which has been reduced by goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. Return on average tangible common shareholders' equity measures the Corporation's earnings contribution as a percentage of adjusted average common shareholders' equity. The tangible common equity ratio represents adjusted ending common shareholders' equity divided by total assets less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. Return on average tangible shareholders' equity measures the Corporation's earnings contribution as a percentage of adjusted average total shareholders' equity. The tangible equity ratio represents adjusted ending shareholders' equity divided by total assets less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. Tangible book value per common share represents adjusted ending common shareholders' equity divided by ending common shares outstanding. These measures are used to evaluate the Corporation's use of equity. In addition, profitability, relationship and investment models all use return on average tangible shareholders' equity as key measures to support our overall growth goals.

In addition, the Corporation periodically reviews capital allocated to its businesses and allocates capital annually during the strategic and capital planning processes. We utilize a methodology that considers the effect of regulatory capital requirements in addition to internal risk-based capital models. The Corporation's internal risk-based capital models use a risk-adjusted methodology incorporating each segment's credit, market, interest rate, business and operational risk components. Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Allocated capital and the related return both represent non-GAAP financial measures. Allocated capital is reviewed periodically and refinements are made based on multiple considerations that include, but are not limited to, risk-weighted assets measured under Basel 3 Standardized and Advanced approaches, business segment exposures and risk profile, and strategic plans. As part of this process, in 2015, the Corporation adjusted the amount of capital being allocated to its business segments, primarily Legacy Assets & Servicing.

See the tables below and on pages 46-48 for reconciliations of these non-GAAP financial measures to financial measures defined by GAAP for the years ended December 31, 2015 and 2014, and the three months ended December 31, 2015, September 30, 2015, June 30, 2015, March 31, 2015 and December 31, 2014. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in assessing the results of the Corporation. Other companies may define or calculate supplemental financial data differently.

	Year Ended December 31		Fourth Quarter 2015	Third Quarter 2015	Second Quarter 2015	First Quarter 2015	Fourth Quarter 2014
	2015	2014

Reconciliation of net interest income to net interest income on a fully taxable-equivalent basis
Net interest income	$39,251	$39,952	$9,801	$9,511	$10,488	$9,451	$9,635
Fully taxable-equivalent adjustment	909	869	231	231	228	219	230
Net interest income on a fully taxable-equivalent basis	$40,160	$40,821	$10,032	$9,742	$10,716	$9,670	$9,865

Reconciliation of total revenue, net of interest expense to total revenue, net of interest expense on a fully taxable-equivalent basis
Total revenue, net of interest expense (1)	$82,507	$84,247	$19,528	$20,381	$21,816	$20,782	$18,725
Fully taxable-equivalent adjustment	909	869	231	231	228	219	230
Total revenue, net of interest expense on a fully taxable-equivalent basis	$83,416	$85,116	$19,759	$20,612	$22,044	$21,001	$18,955

Reconciliation of income tax expense to income tax expense on a fully taxable-equivalent basis
Income tax expense (1)	$6,266	$2,022	$1,511	$1,446	$2,084	$1,225	$1,260
Fully taxable-equivalent adjustment	909	869	231	231	228	219	230
Income tax expense on a fully taxable-equivalent basis	$7,175	$2,891	$1,742	$1,677	$2,312	$1,444	$1,490

Reconciliation of average common shareholders' equity to average tangible common shareholders' equity
Common shareholders' equity	$230,182	$223,072	$234,851	$231,620	$228,780	$225,357	$224,479
Goodwill	(69,772)	(69,809)	(69,761)	(69,774)	(69,775)	(69,776)	(69,782)
Intangible assets (excluding mortgage servicing rights)	(4,201)	(5,109)	(3,888)	(4,099)	(4,307)	(4,518)	(4,747)
Related deferred tax liabilities	1,852	2,090	1,753	1,811	1,885	1,959	2,019
Tangible common shareholders' equity	$158,061	$150,244	$162,955	$159,558	$156,583	$153,022	$151,969

Reconciliation of average shareholders' equity to average tangible shareholders' equity
Shareholders' equity	$251,990	$238,482	$257,125	$253,893	$251,054	$245,744	$243,454
Goodwill	(69,772)	(69,809)	(69,761)	(69,774)	(69,775)	(69,776)	(69,782)
Intangible assets (excluding mortgage servicing rights)	(4,201)	(5,109)	(3,888)	(4,099)	(4,307)	(4,518)	(4,747)
Related deferred tax liabilities	1,852	2,090	1,753	1,811	1,885	1,959	2,019
Tangible shareholders' equity	$179,869	$165,654	$185,229	$181,831	$178,857	$173,409	$170,944

(1)	For information on the impact of early adoption of new accounting guidance on recognition and measurement of financial instruments, see page 2.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	45

Exhibit A: Non-GAAP Reconciliations (continued)

Bank of America Corporation and Subsidiaries
Reconciliations to GAAP Financial Measures
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2015	Third Quarter 2015	Second Quarter 2015	First Quarter 2015	Fourth Quarter 2014
	2015	2014

Reconciliation of period-end common shareholders' equity to period-end tangible common shareholders' equity
Common shareholders' equity	$233,932	$224,162	$233,932	$233,632	$229,386	$227,915	$224,162
Goodwill	(69,761)	(69,777)	(69,761)	(69,761)	(69,775)	(69,776)	(69,777)
Intangible assets (excluding mortgage servicing rights)	(3,768)	(4,612)	(3,768)	(3,973)	(4,188)	(4,391)	(4,612)
Related deferred tax liabilities	1,716	1,960	1,716	1,762	1,813	1,900	1,960
Tangible common shareholders' equity	$162,119	$151,733	$162,119	$161,660	$157,236	$155,648	$151,733

Reconciliation of period-end shareholders' equity to period-end tangible shareholders' equity
Shareholders' equity	$256,205	$243,471	$256,205	$255,905	$251,659	$250,188	$243,471
Goodwill	(69,761)	(69,777)	(69,761)	(69,761)	(69,775)	(69,776)	(69,777)
Intangible assets (excluding mortgage servicing rights)	(3,768)	(4,612)	(3,768)	(3,973)	(4,188)	(4,391)	(4,612)
Related deferred tax liabilities	1,716	1,960	1,716	1,762	1,813	1,900	1,960
Tangible shareholders' equity	$184,392	$171,042	$184,392	$183,933	$179,509	$177,921	$171,042

Reconciliation of period-end assets to period-end tangible assets
Assets	$2,144,316	$2,104,534	$2,144,316	$2,153,006	$2,149,034	$2,143,545	$2,104,534
Goodwill	(69,761)	(69,777)	(69,761)	(69,761)	(69,775)	(69,776)	(69,777)
Intangible assets (excluding mortgage servicing rights)	(3,768)	(4,612)	(3,768)	(3,973)	(4,188)	(4,391)	(4,612)
Related deferred tax liabilities	1,716	1,960	1,716	1,762	1,813	1,900	1,960
Tangible assets	$2,072,503	$2,032,105	$2,072,503	$2,081,034	$2,076,884	$2,071,278	$2,032,105

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	46

Exhibit A: Non-GAAP Reconciliations (continued)

Bank of America Corporation and Subsidiaries
Reconciliations to GAAP Financial Measures
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2015	Third Quarter 2015	Second Quarter 2015	First Quarter 2015	Fourth Quarter 2014
	2015	2014
Reconciliation of return on average allocated capital (1)

Consumer Banking
Reported net income	$6,739	$6,436	$1,799	$1,759	$1,706	$1,475	$1,654
Adjustment related to intangibles (2)	4	4	1	1	1	1	1
Adjusted net income	$6,743	$6,440	$1,800	$1,760	$1,707	$1,476	$1,655

Average allocated equity (3)	$59,319	$60,398	$59,296	$59,305	$59,331	$59,348	$60,367
Adjustment related to goodwill and a percentage of intangibles	(30,319)	(30,398)	(30,296)	(30,305)	(30,331)	(30,348)	(30,367)
Average allocated capital	$29,000	$30,000	$29,000	$29,000	$29,000	$29,000	$30,000

Global Wealth & Investment Management
Reported net income	$2,609	$2,969	$614	$656	$689	$650	$705
Adjustment related to intangibles (2)	11	13	2	3	3	3	3
Adjusted net income	$2,620	$2,982	$616	$659	$692	$653	$708

Average allocated equity (3)	$22,130	$22,214	$22,115	$22,132	$22,106	$22,168	$22,186
Adjustment related to goodwill and a percentage of intangibles	(10,130)	(10,214)	(10,115)	(10,132)	(10,106)	(10,168)	(10,186)
Average allocated capital	$12,000	$12,000	$12,000	$12,000	$12,000	$12,000	$12,000

Global Banking
Reported net income	$5,273	$5,769	$1,378	$1,277	$1,251	$1,367	$1,520
Adjustment related to intangibles (2)	1	2	1	—	—	—	—
Adjusted net income	$5,274	$5,771	$1,379	$1,277	$1,251	$1,367	$1,520

Average allocated equity (3)	$58,935	$57,429	$58,938	$58,947	$58,978	$58,877	$57,420
Adjustment related to goodwill and a percentage of intangibles	(23,935)	(23,929)	(23,938)	(23,947)	(23,978)	(23,877)	(23,920)
Average allocated capital	$35,000	$33,500	$35,000	$35,000	$35,000	$35,000	$33,500

Global Markets
Reported net income (loss) (4)	$2,496	$2,705	$185	$821	$806	$684	$(75)
Adjustment related to intangibles (2)	10	9	2	4	2	2	2
Adjusted net income (loss)	$2,506	$2,714	$187	$825	$808	$686	$(73)

Average allocated equity (3)	$40,392	$39,394	$40,355	$40,351	$40,432	$40,432	$39,395
Adjustment related to goodwill and a percentage of intangibles	(5,392)	(5,394)	(5,355)	(5,351)	(5,432)	(5,432)	(5,395)
Average allocated capital	$35,000	$34,000	$35,000	$35,000	$35,000	$35,000	$34,000

For footnotes see page 48.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	47

Exhibit A: Non-GAAP Reconciliations (continued)

Bank of America Corporation and Subsidiaries
Reconciliations to GAAP Financial Measures
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2015	Third Quarter 2015	Fourth Quarter 2014
	2015	2014
Consumer Banking

Deposits
Reported net income	$2,685	$2,415	$728	$695	$562
Adjustment related to intangibles (2)	—	—	—	—	—
Adjusted net income	$2,685	$2,415	$728	$695	$562

Average allocated equity (3)	$30,420	$29,432	$30,420	$30,414	$29,426
Adjustment related to goodwill and a percentage of intangibles	(18,420)	(18,432)	(18,420)	(18,414)	(18,426)
Average allocated capital	$12,000	$11,000	$12,000	$12,000	$11,000

Consumer Lending
Reported net income	$4,054	$4,021	$1,071	$1,064	$1,092
Adjustment related to intangibles (2)	4	4	1	1	1
Adjusted net income	$4,058	$4,025	$1,072	$1,065	$1,093

Average allocated equity (3)	$28,900	$30,966	$28,876	$28,891	$30,941
Adjustment related to goodwill and a percentage of intangibles	(11,900)	(11,966)	(11,876)	(11,891)	(11,941)
Average allocated capital	$17,000	$19,000	$17,000	$17,000	$19,000

(1)	There are no adjustments to reported net income (loss) or average allocated equity for Legacy Assets & Servicing.

(2)	Represents cost of funds, earnings credits and certain expenses related to intangibles.

(3)	Average allocated equity is comprised of average allocated capital plus capital for the portion of goodwill and intangibles specifically assigned to the business segment.

(4)	For information on the impact of early adoption of new accounting guidance on recognition and measurement of financial instruments, see page 2.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	48